Exhibit 10.2

SECOND LIEN COLLATERAL TRUST AGREEMENT

dated as of June 12, 2020

among

CSI COMPRESSCO LP, and

CSI COMPRESSCO FINANCE INC.,

THE OTHER GRANTORS FROM TIME TO TIME PARTY HERETO,

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee under the Closing Date Indenture,

THE OTHER JUNIOR LIEN REPRESENTATIVES
from time to time party hereto,

and

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Trustee

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5.16	Limitation on Obligations	24
5.17	Perfection of Collateral	24
5.18	Entitled to Protections	25
5.19	Obligation to Act	25

SECTION 6.	Removal or Resignation of the Collateral Trustee	25

6.1	Removal or Resignation of Collateral Trustee	25
6.2	Appointment of Successor Collateral Trustee	25
6.3	Succession	26
6.4	Merger, Conversion or Consolidation of Collateral Trustee	26

SECTION 7.	Miscellaneous Provisions	27

7.1	Amendment	27
7.2	Voting	28
7.3	Successors and Assigns	29
7.4	Delay and Waiver	29
7.5	Notices	29
7.6	Notice Following Discharge of Junior Lien Obligations	30
7.7	Entire Agreement	31
7.8	Payment of Expenses and Taxes; Indemnification	31
7.9	Severability	32
7.10	Headings	32
7.11	Obligations Secured	32
7.12	Governing Law	32
7.13	Consent to Jurisdiction; Waivers	32
7.14	Waiver of Jury Trial	33
7.15	Counterparts	33
7.16	Effectiveness	33
7.17	Additional Grantors	33
7.18	Continuing Nature of this Agreement	33
7.19	Insolvency	33
7.20	Rights and Immunities of Junior Lien Representatives	34

EXHIBIT

Exhibit A — Form of Additional Secured Debt Designation

Exhibit B — Form of Collateral Trust Joinder — Additional Debt

Exhibit C — Form of Collateral Trust Joinder — Additional Grantor

Exhibit D — Form of Intercreditor Agreement

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This Second Lien COLLATERAL TRUST AGREEMENT (this “Agreement”), dated as of June 12, 2020, is by and among CSI COMPRESSCO LP, a Delaware limited partnership (the “Company”), CSI COMPRESSCO FINANCE INC., a Delaware corporation (“Finance Corp” and, together with the Company, the “Issuers”), the other Grantors (as defined below) from time to time party hereto, U.S. Bank National Association, as indenture trustee under the Closing Date Indenture (as defined below) (in such capacity and together with its permitted successors and assigns in such capacity, the “Indenture Trustee”), U.S. Bank National Association, as Collateral Trustee (in such capacity and together with its permitted successors and assigns in such capacity, the “Collateral Trustee”), and any Junior Lien Representative of a Series of Junior Lien Debt that executes and delivers a Collateral Trust Joinder.

RECITALS

WHEREAS, the Issuers have entered into an Indenture, dated as of June 12, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Closing Date Indenture”), among the Issuers, the Grantors from time to time party thereto, the Indenture Trustee and the Collateral Trustee, pursuant to which the Issuers have issued the notes thereunder;

WHEREAS, in connection with the execution and delivery of the Closing Date Indenture, (i) the Issuers are entering into that certain Second Lien Pledge and Security Agreement, dated as of the date hereof, among the Issuers, the other Grantors named therein and the Collateral Trustee (amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), (ii) certain Grantors will enter into certain deposit account control agreements on a post-closing basis and (iii) certain Grantors will enter into certain Mortgages (as defined below) on a post-closing basis, which Security Agreement, control agreements and Mortgages provide for the Junior Lien Obligations (as defined below) to be secured equally and ratably by the collateral described therein;

WHEREAS, the Issuers and the other Grantors have secured (or intend to secure) their Obligations under the Closing Date Indenture, any future Junior Lien Debt and any other Junior Lien Obligations, with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Security Documents; and

WHEREAS, this Agreement sets forth the terms on which each Secured Party (other than the Collateral Trustee) has appointed the Collateral Trustee to act as the collateral trustee for the present and future holders of the Junior Lien Obligations to receive, hold, maintain, administer and distribute the Collateral at any time delivered to the Collateral Trustee or the subject of the Security Documents, and to enforce the Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder and the proceeds thereof.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

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Section 1.

Definitions; Principles of Construction

1.1Defined Terms. Capitalized terms used but not defined in this Agreement will have the meanings assigned to them in the Security Agreement (or, if not defined therein, shall have the meanings assigned to them in the Closing Date Indenture). The following terms will have the following meanings:

“Act of Required Junior Lien Debtholders” means, as to any matter, a direction in writing delivered to the Collateral Trustee by or with the consent of the holders of Junior Lien Debt representing the Required Junior Lien Debtholders.

For purposes of this definition, (a) Junior Lien Debt actually known to be registered in the name of, or beneficially owned by, the Issuers or any Affiliate of the Issuers will be deemed not to be outstanding and neither the Issuers nor any Affiliate of the Issuers will be entitled to vote to direct the relevant Junior Lien Representative and (b) votes will be determined in accordance with Section 7.2. Upon the request of the Collateral Trustee, each Grantor shall, as applicable, promptly furnish to the Collateral Trustee one or more Officers’ Certificate(s) listing and identifying all Notes or other Junior Lien Debt, if any, known by the Issuers to be owned or held by or for the account of the Issuers or any Affiliate of the Issuers, and the Collateral Trustee shall be entitled to accept such Officers’ Certificate(s) as conclusive evidence of the facts therein set forth and of the fact that the holders of all Notes or other Junior Lien Debt not listed therein are entitled to vote in accordance with this Agreement for the purpose of any such determination.

“Additional Junior Lien Debt” has the meaning set forth in Section 3.8(b).

“Additional Secured Debt Designation” means an Officers’ Certificate in substantially the form of Exhibit A.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, “control”, as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling”, “controlled by” and “under common control with” shall have correlative meanings.

“Agreement” has the meaning set forth in the preamble.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York or another place of payment are authorized or required by law to close.

“Class” means all Series of Junior Lien Debt, taken together.

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“Closing Date Indenture” has the meaning set forth in the recitals.

“Collateral” means, in the case of any Series of Junior Lien Debt, all properties and assets of the Issuers and the other Grantors, now owned or hereafter acquired in which Liens have been granted to the Collateral Trustee to secure any Junior Lien Obligations in respect of such Series of Junior Lien Debt.

“Collateral Rights Agreement” means a collateral rights agreement, by and among the ABL Collateral Agent, the Collateral Trustee and the Grantors party thereto from time to time, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Closing Date Indenture.

“Collateral Trust Joinder” means (i) with respect to the provisions of this Agreement relating to any Additional Junior Lien Debt, an agreement substantially in the form of Exhibit B, and (ii) with respect to the provisions of this Agreement relating to the addition of additional Grantors, an agreement substantially in the form of Exhibit C.

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Trustee Obligations” has the meaning set forth in the definition of “Junior Lien Debt”.

“Company” has the meaning set forth in the preamble.

“Declined Liens” has the meaning set forth in Section 2.2.

“Discharge of Junior Lien Obligations” means the occurrence of all of the following:

(1)payment in full in cash of the principal of and interest and premium (if any) on all Junior Lien Debt; and

(2)payment in full in cash of all other Junior Lien Obligations that are outstanding and unpaid at the time the Junior Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if, at any time after the Discharge of Junior Lien Obligations has occurred, an Issuer or any other Grantor enters into any Junior Lien Document evidencing a Junior Lien Obligation which incurrence is not prohibited by the applicable Junior Lien Documents, then such Discharge of Junior Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Junior Lien Obligation (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Junior Lien Obligations), and, from and after the date on which the Company designates such Indebtedness as Junior Lien Obligations in accordance with this Agreement, the obligations under such Junior Lien Document shall automatically and without any further action be treated as Junior Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein.

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“Equally and ratably” means, in reference to sharing of Liens granted to the Collateral Trustee for the benefit of the Secured Parties or proceeds thereof as between holders of Junior Lien Obligations, that such Liens or proceeds will be allocated and distributed to the applicable Junior Lien Representative for each outstanding Series of Junior Lien Debt for the account of the holders of such Series of Junior Lien Debt ratably in proportion to the Junior Lien Obligations under each outstanding Series of Junior Lien Debt when the allocation or distribution is made.

“Existing Indenture Obligations” means any principal, interest, penalties, fees, expenses, indemnifications, reimbursements (including, without limitation, reimbursement obligations with respect to letters of credit and banker’s acceptances), damages and other liabilities (including all interest, fees and expenses accruing after the commencement of any Insolvency or Liquidation Proceeding at the rate provided for in the documentation with respect thereto, even if such interest, fees and expenses are not enforceable, allowable or allowed as a claim in such proceeding) and guarantees of payment of such obligations under any Notes Documents.

“Grantors” means the Issuers, each Subsidiary of the Company party to this Agreement, and each Subsidiary of the Company that has executed and delivered, or may from time to time hereafter execute and deliver, a Security Document as a “grantor” or “pledgor” (or the equivalent thereof).

“Indebtedness” has the meaning assigned to such term in the Closing Date Indenture or to such term or other similar term in any applicable Junior Lien Document.

“Indenture Trustee” has the meaning set forth in the preamble.

“Insolvency or Liquidation Proceeding” means:

(1)any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(2)any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of any Grantor’s assets;

(3)any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(4)any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Intercreditor Agreement” means an intercreditor agreement, among the Collateral Trustee, each Priority Lien Representative and the Company and the other parties from time to time party thereto, substantially in the form of Exhibit D hereto, as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with the Closing Date Indenture.

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“Junior Lien” means a Lien granted by the Issuers or any other Grantor in favor of the Collateral Trustee, at any time, upon any Property of such Issuer or such Grantor to secure the Junior Lien Obligations under the Junior Lien Documents.

“Junior Lien Debt” means (a) the Notes issued on the Issue Date and any related Note Guarantees and (b) any Additional Notes and any other Indebtedness other than intercompany Indebtedness owing to the Company or any of its Subsidiaries) of an Issuer or any Guarantor (including any Permitted Refinancing Indebtedness in respect thereof to the extent permitted by the Intercreditor Agreement or the Closing Date Indenture) that is incurred under clauses (5), (6) or (16) of Section 4.09(b) of the Closing Date Indenture, is secured by a Junior Lien and is also permitted to be incurred and so secured under each applicable Junior Lien Document; provided, in the case of any additional Indebtedness referred to in this clause (b), that:

(1)such Indebtedness does not mature and does not have any mandatory or scheduled payments or sinking fund obligations prior to the maturity date of the Notes (except as a result of a customary change of control or asset sale repurchase offer provisions);

(2)on or before the date on which the first such Indebtedness is incurred by an Issuer or any Guarantor, the Issuers shall deliver to the Collateral Trustee, each Priority Lien Representative and Junior Lien Representative complete copies of each applicable Junior Lien Document (which shall provide that each secured party with respect to such Indebtedness shall be subject to and bound by the Intercreditor Agreement), along with an Officers’ Certificate certifying as to such Junior Lien Documents and identifying the obligations constituting Junior Lien Obligations;

(3)on or prior to the date of incurrence of such Indebtedness by the Company or any other Grantor, such Indebtedness is designated by the Company, in an Officers’ Certificate delivered to each Junior Lien Representative and the Collateral Trustee, as “Junior Lien Debt” for the purposes of the Junior Lien Documents, and such Officers’ Certificate also certifies that such Indebtedness is permitted and with respect to any other requirements set forth in the Intercreditor Agreement;

(4)a Junior Lien Representative is designated with respect to such Indebtedness and executes and delivers to the Collateral Trustee (i) an Additional Secured Debt Designation on behalf of itself and all holders of such Indebtedness and (ii) a Collateral Trust Joinder on behalf of itself and all holders of such Indebtedness;

(5)all requirements set forth in this Agreement as to the confirmation, grant or perfection of the Collateral Trustee’s Lien to secure such additional Indebtedness or Obligations in respect thereof are satisfied (and the satisfaction of such requirements and the other provisions of this clause (b) will be conclusively established, absent manifest error, if the Company delivers to the Collateral Trustee an Officers’ Certificate stating that such requirements and other provisions have been satisfied and that such Indebtedness is “Junior Lien Debt”); and

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(6)such Indebtedness is pari passu in right of payment (it being understood that there may be different tranches of Junior Lien Debt with different maturities and amortization profiles, but the principal amount of Indebtedness under all such tranches must in all other respects be pari passu in right of payment) and does not have any senior or junior rights with respect to the application of proceeds from Collateral other than as provided in the Collateral Trust Agreement.

In addition to the foregoing, all obligations owing to the Collateral Trustee or Indenture Trustee in its capacity as such, whether pursuant to this Agreement or one or more of the Junior Lien Documents, shall in each case be deemed to constitute Junior Lien Debt (although there shall be no separate Series of Junior Lien Debt as a result thereof) and Junior Lien Obligations (with the obligations described in this sentence being herein called “Collateral Trustee Obligations”), which Collateral Trustee Obligations shall be entitled to the priority provided in clause FIRST of Section 3.4(a).

“Junior Lien Debt Default” means, with respect to any Series of Junior Lien Debt, any event or condition which, under the terms of any Junior Lien Document governing such Series of Junior Lien Debt, causes, or permits holders of Junior Lien Debt outstanding thereunder to cause, the Junior Lien Debt outstanding thereunder to become immediately due and payable. For the avoidance of doubt, an “Event of Default” (as defined in the Closing Date Indenture) shall constitute a Junior Lien Debt Default with respect to the Series of Junior Lien Debt evidenced by the Notes.

“Junior Lien Documents” means, collectively, the Notes Documents and each of the other agreements, documents and instruments providing for or evidencing any other Junior Lien Obligation, and any other document or instrument executed or delivered at any time in connection therewith, including any intercreditor or joinder agreement, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

“Junior Lien Obligations” means any principal, termination payments, interest (including all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Junior Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), penalties, fees, indemnifications, reimbursements, expenses, damages and other liabilities payable or that may become payable under the Junior Lien Documents, including, without limitation, all outstanding Existing Indenture Obligations, guaranty obligations with respect to Existing Indenture Obligations, and such obligations in respect of any other Series of Junior Lien Debt issued or outstanding after the date of this Agreement.

“Junior Lien Representative” means (a) in the case of the Notes, the Indenture Trustee and (b) in the case of any other Series of Junior Lien Debt, the trustee, agent or representative of the holders of such Series of Junior Lien Debt or counterparty who maintains the transfer register for such Series of Junior Lien Debt, if applicable, and (A) is appointed as a Junior Lien Representative of such Series of Junior Lien Debt (for purposes related to the administration of the applicable Security Documents) pursuant to the indenture, credit agreement or other

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agreement governing such Series of Junior Lien Debt, together with its successors in such capacity and (B) that has executed and delivered an Additional Secured Debt Designation and a Collateral Trust Joinder in accordance herewith.

“Issuers” has the meaning set forth in the preamble.

“Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including (1) any conditional sale or other title retention agreement, (2) any lease in the nature thereof, (3) any option or other agreement to sell or give a security interest and (4) any filing, authorized by or on behalf of the relevant Grantor, of any financing statement under the UCC of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien.

“Majority Holders” means, with respect to any Series of Junior Lien Debt, the holders of more than 50% of the Junior Lien Obligations (determined as provided in the definition of Required Junior Lien Debtholders) in respect thereof.

“Mortgage” has the meaning set forth in the Closing Date Indenture.

“Mortgaged Property” has the meaning specified in Section 3.8(d)(1)(A).

“Non-controlling Secured Parties’ Standstill Period” has the meaning set forth in Section 3.3.

“Notes” has the meaning set forth in the Closing Date Indenture.

“Notes Documents” has the meaning set forth in the Closing Date Indenture.

“Officers’ Certificate” has the meaning set forth in the Closing Date Indenture.

“Opinion of Counsel” means an opinion from legal counsel who is reasonably acceptable to the Indenture Trustee (who may be counsel to or an employee of the Company or any other Grantor) that meets the requirements of the Closing Date Indenture.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Priority Lien Debt” has the meaning assigned to such term in the Closing Date Indenture.

“Priority Lien Representative” has the meaning assigned to such term in the Closing Date Indenture.

“Reaffirmation Agreement” means an agreement reaffirming the security interests granted to the Collateral Trustee in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement.

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“Required Junior Lien Debtholders” means, at any time, the holders of more than 50% of the sum of (as determined by the Junior Lien Representatives):

(1)the aggregate outstanding principal amount of Junior Lien Debt (including outstanding letters of credit (unless fully cash collateralized in accordance with the terms of the relevant Junior Lien Documents, fully supported by a letter of credit satisfactory to the issuer of the letter of credit supported thereby or otherwise supported in a manner satisfactory to the respective issuer thereof) whether or not then available or drawn but excluding Hedging Obligations); and

(2)other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Junior Lien Obligations.

For purposes of this definition, votes will be determined in accordance with the provisions of Section 7.2.

“Secured Parties” means the “Secured Parties”, as such term is defined in the Security Agreement and will include each holder of Junior Lien Obligations (and their applicable Junior Lien Representative) and, for the avoidance of doubt, will include the Collateral Trustee and the Indenture Trustee.

“Security Agreement” has the meaning set forth in the recitals.

“Security Documents” means this Agreement, the Security Agreement and all security agreements, pledge agreements, Mortgages, deeds of trust, collateral assignments, collateral agency agreements, debentures, control agreements or other grants or transfers for security executed and delivered by an Issuer or any other Grantor (including, without limitation, financing statements under the Uniform Commercial Code of the relevant state) creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee or notice of such pledge, grant or assignment is given, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and the terms of this Agreement.

“Series of Junior Lien Debt” means, severally, (i) Indebtedness under the Closing Date Indenture and Notes and (ii) each separate issue of Indebtedness which constitutes Junior Lien Debt (with agreements between one or more of the same Grantors, on the one hand, and one or more of the same counterparties, on the other hand, constituting a single issue and a single Series of Junior Lien Debt, so long as such agreements represent confirmations or transactions under a single common agreement among such parties).

“Title Datedown Product” has the meaning specified in Section 3.8(d)(1)(C).

“Triggering Event” means a Junior Lien Debt Default under the Closing Date Indenture, any other Notes Documents, or any then effective Junior Lien Document or Security Documents; provided that a Triggering Event shall not be deemed to have occurred unless the principal amount or termination amount of any such Indebtedness with respect to which a Junior Lien Debt Default has occurred, together with the principal amount of any other Indebtedness under which there has been a Junior Lien Debt Default, aggregates $25,000,000 or more.

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“Trust Estate” has the meaning set forth in Section 2.1(a).

“UCC” means the Uniform Commercial Code as in effect in the State of New York or any other applicable jurisdiction.

1.2Rules of Interpretation. (a) All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to them in Article 9 of the UCC.

(b)Unless otherwise indicated, any reference to any agreement or instrument will be deemed to include a reference to that agreement or instrument as assigned, amended, supplemented, amended and restated, or otherwise modified and in effect from time to time or replaced in accordance with the terms of this Agreement.

(c)The use in this Agreement or any of the other Security Documents of the word “include” or “including,” when following any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but will be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(d)References to “Articles”, “Sections,” “clauses,” “recitals” and the “preamble” will be to Articles, Sections, clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided. References to “Exhibits” and “Schedules” will be to Exhibits and Schedules, respectively, to this Agreement unless otherwise specifically provided.

(e)This Agreement and the other Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Security Documents.

Section 2.

The Collateral Trust and Liens

2.1Declaration of Trust.

(a)To secure the Junior Lien Obligations and in consideration of the premises and mutual agreements set forth in this Agreement, each Grantor hereby confirms the grant to the Collateral Trustee, and the Collateral Trustee hereby accepts and agrees to hold, in trust under this Agreement for the benefit of all current and future Secured Parties, all of such Grantor’s right, title and interest in, to and under all Collateral, now or hereafter granted to the Collateral Trustee under any Security Documents for the benefit of the Secured Parties, together with all of the Collateral Trustee’s right, title and interest in, to and under the Security Documents, and all

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interests, rights, powers and remedies of the Collateral Trustee thereunder or in respect thereof and all cash and non-cash proceeds thereof (collectively, the “Trust Estate”).

(b)The Collateral Trustee and its permitted successors and assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all current and future Secured Parties as security for the payment of all present and future Junior Lien Obligations.

(c)Notwithstanding the foregoing, if at any time:

(1)all Liens securing the Junior Lien Obligations have been released as provided in Section 4.1;

(2)the Collateral Trustee holds no other property in trust as part of the Trust Estate;

(3)the Discharge of Junior Lien Obligations has occurred;

(4)no monetary obligation (other than fees, reimbursement of expenses, indemnification and other contingent obligations for which no claim or demand for payment has been made at such time) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents; and

(5)the Company delivers to the Collateral Trustee an Officers’ Certificate stating that all Junior Liens of the Collateral Trustee have been released in compliance with all applicable provisions of the Junior Lien Documents and that the Grantors are not required by any Junior Lien Document to grant any Junior Lien upon any property, then the trust arising hereunder will terminate (subject to any reinstatement pursuant to Section 7.18 hereof), except that all provisions set forth in Section 7.8 that are enforceable by the Collateral Trustee will remain enforceable in accordance with their terms.

(d)The parties further declare and covenant that the Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein and in the Intercreditor Agreement, if any, the Collateral Rights Agreement, if any, and the other Notes Documents.

2.2Collateral Shared Equally and Ratably within Class. The parties to this Agreement agree that except as expressly set forth in Section 3.4, the payment and satisfaction in full of all of the Junior Lien Obligations within each Class will be secured equally and ratably by the Liens established in favor of the Collateral Trustee for the benefit of the Secured Parties belonging to such Class; provided, however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Junior Lien Debt if the Junior Lien Documents in respect thereof prohibit the applicable Junior Lien Representative from accepting the benefit of a Lien on any particular asset or property or such Junior Lien Representative otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property (“Declined Liens”).

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2.3No New Liens. (a) So long as the Discharge of Junior Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Issuers or any other Grantor, the parties hereto agree that, other than to the extent of any Declined Liens, the Issuers shall not, and shall not permit any other Grantor to grant or permit any Liens on any asset or property to secure any Junior Lien Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure all Junior Lien Obligations.

(b)If, notwithstanding the provisions of Section 2.3(a) above, any Secured Party acquires any Liens over any asset or property of the Issuers or any other Grantor that is not part of the Collateral to secure any Junior Lien Obligations, except to the extent of any Declined Liens, such Secured Party will forthwith assign such Liens to the Collateral Trustee, or be deemed to hold such Liens, for the account of all of the Secured Parties.

(c)Nothing in this Section 2.3 shall limit the ability of the Issuers or any Grantor to incur new Junior Lien Debt.

Section 3.

Obligations and Powers of Collateral Trustee

3.1Undertaking of the Collateral Trustee. (a) Subject to, and in accordance with, this Agreement and the other Security Documents, U.S. Bank National Association (including its permitted successors and assigns), is authorized, as Collateral Trustee, for the benefit solely and exclusively of the present and future Secured Parties to:

(1)accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(2)take all lawful and commercially reasonable actions permitted or required hereunder and under the Security Documents to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(3)deliver and receive notices pursuant to this Agreement and the other Security Documents;

(4)following the occurrence of a Junior Lien Debt Default, sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(5)remit as provided in Section 3.4 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the

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Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(6)execute and deliver amendments to the Security Documents as from time to time authorized pursuant to Section 7.1 and (ii) acknowledgements of Collateral Trust Joinders delivered pursuant to Section 3.8 or Section 7.17 hereof;

(7)release any Lien granted to it by any Security Document upon any Collateral if and as required by Section 4.1; and

(8)enter into and perform its obligations and protect, exercise and enforce its interest, rights, powers and remedies under the Intercreditor Agreement, if any.

(b)Each party to this Agreement acknowledges and consents to the authorization of the Collateral Trustee set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(c)Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral (other than actions as necessary to prove, protect or preserve the Liens securing the Junior Lien Obligations) unless (i) the exercise of such remedy or action shall then be permitted under the underlying Security Document and (ii) it shall have been directed to in accordance with Section 3.3 below and any other applicable provisions of this Agreement, the other Security Documents or the Closing Date Indenture.

3.2Release and Subordination of Liens. Subject to compliance with Section 4 below and any other applicable terms of this Agreement, the Collateral Trustee will not release or subordinate any Lien of the Collateral Trustee or consent to the release or subordination of any Lien of the Collateral Trustee, except:

(a)as directed by an Act of Required Junior Lien Debtholders;

(b)as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction;

(c)in connection with any foreclosure or exercise of rights and remedies pursuant to Section 3.3; or

(d)	as required by the Intercreditor Agreement.

3.3Enforcement of Liens. Subject to the provisions of the Intercreditor Agreement, if the Collateral Trustee at any time receives written notice that any Triggering Event has occurred entitling the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens hereunder or under any other Security Document, the Collateral Trustee will promptly deliver written notice thereof to each Junior Lien Representative. Thereafter, subject to the provisions of the Intercreditor Agreement, the Collateral Trustee may await written direction by an Act of

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Required Junior Lien Debtholders and, will act, or decline to act, as directed by an Act of Required Junior Lien Debtholders, subject to its receipt of indemnity or security reasonably satisfactory to it, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Junior Lien Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee, subject to its receipt of indemnity or security reasonably satisfactory to it, will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Junior Lien Debtholders. Notwithstanding anything to the contrary contained in this Agreement, subject to the provisions of the Intercreditor Agreement, at any time while a payment default has occurred and is continuing with respect to any Series of Junior Lien Debt following the final maturity thereof, the acceleration by the holders of such Series of Junior Lien Debt of the maturity of all then outstanding Junior Lien Obligations in respect thereof, and after the passage of a period of 210 days (the “Non-controlling Secured Parties’ Standstill Period”) from the date of delivery of a notice of same (and requesting that enforcement action be taken with respect to the Collateral) to the Collateral Trustee and each other Junior Lien Representative and so long as the respective payment default shall not have been cured or waived (or the respective acceleration rescinded), the Collateral Trustee shall, subject to its receipt of indemnity or security satisfactory to it, as directed by the Majority Holders in respect of such Series of Junior Lien Debt, take enforcement action with respect to the Collateral and exercise their rights and remedies in respect of Collateral under the respective Security Documents; provided, however, that, no holder of such Series of Junior Lien Debt shall be permitted to direct the Collateral Trustee to exercise or continue to exercise any such rights or remedies if, notwithstanding the expiration of the Non-controlling Secured Parties’ Standstill Period, (i) the Collateral Trustee (whether or not directed by the Act of Required Junior Lien Debtholders or Majority Holders in respect of a Series of Junior Lien Debt) or the Required Junior Lien Debtholders shall have commenced and be diligently pursuing the exercise of rights and remedies with respect to any of the Collateral (prompt notice of such exercise to be given to the Junior Lien Representative of the holders of the relevant Series of Junior Lien Debt), (ii) an Insolvency or Liquidation Proceeding in respect of the respective Grantor shall have been commenced and be continuing or (iii) the Collateral Trustee is stayed from exercising such rights and remedies pursuant to the Intercreditor Agreement. Each of the Secured Parties (by its acceptance of the benefits hereof) hereby acknowledges and agrees that the Collateral Trustee’s ability to take certain actions under this Section 3.3 is subject to the express limitations set forth in the Collateral Rights Agreement, if any.

3.4Application of Proceeds.

(a)With respect to Collateral, subject to the terms of the Intercreditor Agreement, the Collateral Trustee will apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including proceeds of any title insurance policy required under any Junior Lien Document, received in connection with any foreclosure, collection or other enforcement of Liens granted to the Collateral Trustee in the Security Documents, in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement or the Closing Date Indenture, on account of documented fees, costs and expenses incurred by the Collateral

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Trustee (including all reasonable and documented costs, fees and expenses of its agents and legal counsel);

SECOND, to the repayment of Indebtedness and other obligations (other than Priority Lien Obligations and Junior Lien Obligations) secured by a Permitted Lien on the Collateral sold or realized upon, to the extent that such other Indebtedness or obligation is (or is required) to be discharged in connection with such sale or other realization;

THIRD, to each Junior Lien Representative for each Series of Junior Lien Debt for application to the payment of all outstanding Junior Lien Debt and any other Junior Lien Obligations that are then due and payable in such order as may be provided in the applicable Junior Lien Documents in an amount sufficient to pay in full and discharge all outstanding Junior Lien Obligations that are then due and payable, ratably in accordance with the aggregate outstanding principal amount of Junior Lien Obligations held by holders of such Series of Junior Lien Debt; provided that, if any holder of any Series of Junior Lien Debt secured by separate collateral receives, or is able to apply, any proceeds from such separate collateral, the amount of Junior Lien Obligations with respect to such Series of Junior Lien Debt included in the foregoing shall be reduced by the amount of such proceeds from such separate collateral; and

FOURTH, any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

For purposes of this Section 3.4(a), “proceeds” of Collateral includes any and all cash, securities and other property realized from collection, foreclosure or enforcement of the Collateral Trustee’s Liens upon the Collateral (including distributions of Collateral in satisfaction of any Junior Lien Obligations).

(b)This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future holder of Junior Lien Obligations, each present and future Junior Lien Representative and the Collateral Trustee. The Junior Lien Representative of each future issuance of Additional Notes and each future Series of Junior Lien Debt will be required to deliver a Collateral Trust Joinder including an Additional Secured Debt Designation as provided in Section 3.8 at the time of incurrence of such Series of Junior Lien Debt.

(c)In connection with the application of proceeds pursuant to this Section 3.4, except as otherwise directed by an Act of Required Junior Lien Debtholders, the Collateral Trustee may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

3.5Powers of the Collateral Trustee.

(a)The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents and applicable law and in equity and to act as expressly set forth in this Section 3 or as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Required Junior Lien Debtholders.

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(b)No Junior Lien Representative or holder of Junior Lien Obligations will have any liability whatsoever for any act or omission of the Collateral Trustee.

3.6Documents and Communications. The Collateral Trustee will permit each Junior Lien Representative upon reasonable written notice from time to time, but not more than once a year, to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications received by the Collateral Trustee in its capacity as such.

3.7For Sole and Exclusive Benefit of Holders of Junior Lien Obligations. The Collateral Trustee will accept, hold and enforce all Liens on the Collateral at any time granted, transferred or delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property constituting Collateral solely and exclusively for the benefit of the present and future Secured Parties, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.

3.8Junior Lien Debt. (a) The Collateral Trustee will, as collateral trustee hereunder, perform its undertakings set forth in Section 3.1(a) with respect to any Junior Lien Obligations constituting Additional Notes or a Series of Junior Lien Debt that is issued or incurred after the date hereof provided that:

(1)such Junior Lien Obligations are identified as Junior Lien Debt in accordance with the procedures set forth in Section 3.8(b); and

(2)unless such debt is issued under an existing Junior Lien Document for any Series of Junior Lien Debt whose Junior Lien Representative is already party to this Agreement, the designated Junior Lien Representative identified pursuant to Section 3.8(b) signs a Collateral Trust Joinder and promptly delivers the same to the Collateral Trustee.

(b)The Issuers will be permitted to designate as an additional holder of Junior Lien Debt hereunder each Person who is, or who becomes, the registered holder of Junior Lien Debt incurred by the Issuers or any other Grantor after the date of this Agreement in accordance with the terms of all applicable Junior Lien Documents. The Issuers may only effect such designation by delivering to the Collateral Trustee an Additional Secured Debt Designation that:

(1)states that the Company or applicable Grantor intends to incur additional Junior Lien Debt (“Additional Junior Lien Debt”) that is permitted by each applicable Junior Lien Document to be incurred and to be secured with a Junior Lien equally and ratably with all previously existing and future Junior Lien Debt;

(2)specifies the name, address and contact information of the Junior Lien Representative for such series of Additional Junior Lien Debt for purposes of Section 7.5;

(3)attaches as Exhibit 1 to such Additional Secured Debt Designation a Reaffirmation Agreement in substantially the form attached as Exhibit 1

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to Exhibit A of this Agreement, which Reaffirmation Agreement has been duly executed by the Company and the other Grantors; and

(4)states that the Company has caused a copy of the Additional Secured Debt Designation and the related Collateral Trust Joinder to be delivered to each then existing Junior Lien Representative.

Although the Issuers shall be required to deliver a copy of each Additional Secured Debt Designation and each Collateral Trust Joinder to each then existing Junior Lien Representative, the failure to so deliver a copy of the Additional Secured Debt Designation and/or Collateral Trust Joinder to any then-existing Junior Lien Representative shall not affect the status of such debt as Additional Junior Lien Debt if the other requirements of this Section 3.8 are complied with. Each of the Collateral Trustee and the other then existing Junior Lien Representatives shall receive a legal opinion or opinions of counsel (subject to customary assumptions and qualifications) from the Issuers as to the Additional Junior Lien Debt being permitted by the terms of the Junior Lien Documents and secured by a valid and perfected security interest in the Collateral; provided that (A) such legal opinion or opinions need not address any collateral of a type not previously covered by any legal opinion delivered by or on behalf of the Issuers and (B) nothing shall preclude such legal opinion or opinions from being delivered on a post-closing basis after the incurrence of such Additional Junior Lien Debt if permitted by the Junior Lien Representative for such Additional Junior Lien Debt. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Issuers or any other Grantor to incur additional Indebtedness (including Additional Notes) unless otherwise permitted by the terms of all applicable Junior Lien Documents.  Liens upon the Collateral to secure Additional Junior Lien Debt shall be created pursuant to the Security Documents that create Liens upon the Collateral to secure the other Junior Lien Obligations as then in effect; provided that, to the extent required by applicable law or as otherwise may be elected by the Company, such Liens upon the Collateral to secure Additional Junior Lien Debt and other Junior Lien Obligations may be created pursuant to a separate set of Security Documents, in favor of the Collateral Trustee, which shall be in all material respects the same form as the Security Documents creating the Liens upon the Collateral to secure the other Junior Lien Obligations as then in effect. Additional Junior Lien Debt shall not be secured by Liens upon any Collateral unless the other Junior Lien Obligations are also secured by Liens on such Collateral. Additional Junior Lien Debt shall be guaranteed by all of the applicable Guarantors (as defined in the Closing Date Indenture) and shall not be guaranteed by any Person that is not a Guarantor.

(c)With respect to any Junior Lien Obligations constituting Additional Notes or other Additional Junior Lien Debt that is issued or incurred after the date hereof, the Issuers and each of the Grantors agrees to take such actions (if any) as necessary and as may from time to time reasonably be requested by the Collateral Trustee or any Junior Lien Representative, and enter into such technical amendments, modifications and/or supplements to the then existing Guarantees and Security Documents (or execute and deliver such additional Security Documents) as necessary and as may from time to time be reasonably requested by such Persons (including as contemplated by clause (d) below), to ensure that the Additional Notes or the Additional Junior Lien Debt, as applicable, is secured by, and entitled to the benefits of, the Security Documents, and each Junior Lien Secured Party (by its acceptance of the benefits hereof) hereby agrees to, and authorizes the Collateral Trustee to enter into, any such technical

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amendments, modifications and/or supplements (and additional Security Documents). Each of the Issuers and the other Grantors hereby further agrees that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 3.8(c) or Section 3.8(d), all such amounts shall be paid by, and shall be for the account of, the Issuers and the respective Grantors, on a joint and several basis.

(d)Without limitation of the foregoing, the Issuers and each of the other Grantors agrees to take the following actions with respect to all Additional Junior Lien Debt.

(1)with respect to any real property Collateral:

(A)The applicable Grantor shall enter into and deliver to the Collateral Trustee and the Junior Lien Representative for such Additional Junior Lien Debt, a mortgage modification or new Mortgage with regard to each Material Real Property (as such term is defined in the Closing Date Indenture) that is required to be subject to a Mortgage (each a “Mortgaged Property”) under any Junior Lien Document and is not otherwise an Excluded Property (as such term is defined in the Closing Date Indenture) and is at the time of such incurrence, in proper form for recording in all applicable jurisdictions, in a form reasonably satisfactory to the Collateral Trustee and such Junior Lien Representative;

(B)If required under any Junior Lien Documents, the applicable Grantor will cause to be delivered a local and other counsel opinions (subject to customary assumptions and qualifications) with respect to each such Mortgaged Property entered into pursuant to clause (A) above in form and substance, and issued by law firm(s), in each case, reasonably satisfactory to the Collateral Trustee; provided that nothing shall preclude such legal opinion or opinions from being delivered on a post-closing basis after the incurrence of such Additional Junior Lien Debt if permitted by the Junior Lien Representative for such Additional Junior Lien Debt;

(C)The applicable Grantor will cause a title company to have delivered to the Collateral Trustee an endorsement to each title insurance policy then in effect for the benefit of the Secured Parties or date down(s) (which may include a new title insurance policy) (each such delivery, a “Title Datedown Product”), in each case insuring that (i) the priority of the Lien of the applicable Mortgage(s) as security for the Junior Lien Obligations has not changed and if a new Mortgage is entered into, that the Lien of such new Mortgage securing the Junior Lien Debt then being incurred shall have the same priority as any existing Mortgage securing then existing Junior Lien Obligations, (ii) since the later of the original date of such title insurance product and the date of the Title Datedown Product delivered most recently prior to (and not in connection with) such Additional Junior Lien Debt, there has been no material adverse change in the condition of title and (iii) there are no intervening Liens which may then or thereafter take priority over the Lien of the applicable Mortgage(s), in each case other than with respect to Liens permitted by each Junior Lien Document; and

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(D)The applicable Grantor will deliver to the approved title company and the Collateral Trustee all other items reasonably necessary or requested by the Collateral Trustee to maintain the continuing first priority (subject to Permitted Liens (as defined in the Closing Date Indenture)) of (i) the Lien of the Mortgages as security for the Junior Lien Obligations and (ii) any other Mortgages which secure Junior Lien Debt.

(2)with respect to any personal property Collateral:

(A)The Issuers and the Grantors shall enter into, and deliver to the Collateral Trustee either (x) amendments to this Agreement and the Security Documents that permit the obligations with respect to such Junior Lien Debt to be secured pari passu with the then existing Junior Lien Obligations or (y) additional security and collateral documents which are substantially similar to the Security Documents, in each case, in a form reasonably satisfactory to the Collateral Trustee and each Junior Lien Representative;

(B)If required under the applicable Junior Lien Documents, applicable Grantor will cause to be delivered opinions of local and other counsel (subject to customary assumptions and qualifications) with respect to such personal property Collateral, in form and substance, and issued by law firm(s), in each case, reasonably satisfactory to the Collateral Trustee; provided that nothing shall preclude such legal opinion or opinions from being delivered on a post-closing basis after the incurrence of such Additional Junior Lien Debt if permitted by the Junior Lien Representative for such Additional Junior Lien Debt;

(C)The applicable Grantor will take all actions reasonably necessary or requested by the Collateral Trustee to maintain the continuing first priority (subject to Permitted Liens) of the Liens securing the Junior Lien Obligations such that all Liens securing Additional Junior Lien Debt shall have the same priority as any existing Liens securing the Junior Lien Obligations prior to the incurrence of such Additional Junior Lien Debt and the Junior of the Liens security the Junior Lien Obligations shall not be affected by the incurrence of the Additional Junior Lien Debt.

Section 4.

Release of Liens, Agreements, Etc.

4.1Release of Liens on Collateral. (a) The Collateral Trustee’s Liens upon the Collateral will be released and terminated:

(1)in whole, automatically, upon the Discharge of Junior Lien Obligations, with notice to the Collateral Trustee, however failure to deliver such notice shall not affect such release;

(2)upon the written request of the Issuers and the applicable Grantor to the Collateral Trustee, as to any Capital Stock and Collateral of a Grantor (other than

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the Issuers) that (x) is released as a Grantor under each Junior Lien Document and (y) is not obligated (as primary obligor, guarantor or pledgor) with respect to any other Junior Lien Obligations at such time and so long as the respective release does not violate the terms of any Notes Document which then remains in effect;

(3)as to any Collateral that is released, sold, transferred or otherwise disposed of by the Issuers or any other Grantor to a Person that is not (either before or after such release, sale, transfer or disposition) the Company or a Restricted Subsidiary (as defined in the Closing Date Indenture) thereof in a transaction or other circumstance that complies with the terms of the Closing Date Indenture (for so long as the Closing Date Indenture is in effect) and is not prohibited by any of the other Junior Lien Documents, at the time of such release, sale, transfer or other disposition and to the extent of the interest released, sold, transferred or otherwise disposed of;

(4)as to a release of less than all or substantially all of the Collateral (other than pursuant to clause (1), (2) or (3) above) at any time prior to the Discharge of Junior Lien Obligations if written consent to the release of all Liens on such Collateral has been given by an Act of Required Junior Lien Debtholders; and

(5)as to a release of all or substantially all of the Collateral, if consent to release of that Collateral has been given by the requisite percentage or number of holders of each Series of Junior Lien Debt at the time outstanding as provided for in the applicable Junior Lien Documents.

(b)Each of the subordinations and releases described in Section 4.1(a)(1) through (3) shall be effected by the Collateral Trustee without the consent of the holders or any action on the part of the Indenture Trustee. To the extent required by the Closing Date Indenture for the release of properties that constitute Collateral pursuant to Section 4.1(a)(3) above, the Issuers will furnish to the Indenture Trustee and the Collateral Trustee, prior to each such proposed release of such Collateral, an Officers’ Certificate to the effect that such transaction and the disposition of the proceeds thereof will comply with the terms of the Closing Date Indenture, the applicable security agreements and the other applicable Junior Lien Documents, as the case may be.

(c)Upon compliance by either of the Issuers or any other Grantor, as the case may be, with the conditions precedent set forth in this Section 4.1, the Indenture Trustee or the Collateral Trustee shall promptly cause to be released and reconveyed to the Issuers or such Grantor, as the case may be, the released Collateral.

4.2Agreements of the Collateral Trustee and Junior Lien Representatives. (a) In connection with any release of the Collateral Trustee’s Lien on the Collateral pursuant to Section 4.1, the Collateral Trustee shall (subject to compliance with Section 4.1(b)) execute and deliver and provide to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request, prepare and provide to evidence such release. Any execution and delivery of documents pursuant to this Section 4.2 shall be without recourse to or warranty by the Collateral Trustee.

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(b)The Collateral Trustee hereby agrees that:

(1)in the case of any release pursuant to Section 4.1(a)(3), if the terms of any such release, sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of the Issuers or other applicable Grantor, the Collateral Trustee will deliver the release under customary escrow arrangements that permit such contemporaneous payment and delivery of the release; and

(2)within two Business Days of the receipt by it of any Act of Required Junior Lien Debtholders pursuant to Section 4.1(a)(4), the Collateral Trustee will deliver a copy of such Act of Required Junior Lien Debtholders to each Junior Lien Representative.

(c)Each Junior Lien Representative hereby agrees that within one Business Day after the receipt by it of any notice from the Collateral Trustee pursuant to Section 4.2(b)(2), such Junior Lien Representative will deliver a copy of such notice to each registered holder of the Series of Junior Lien Debt for which it acts as Junior Lien Representative.

Section 5.

Rights and Protections of the Collateral Trustee

5.1No Implied Duty. Notwithstanding anything to the contrary contained herein, the Collateral Trustee will not have any fiduciary duties nor will it have any implied responsibilities, covenants or obligations and shall only be required to perform such obligations as are expressly stated in the Closing Date Indenture, this Agreement and the other Security Documents to which it is a party. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of the Closing Date Indenture, this Agreement or the other Security Documents.

5.2Appointment of Agents and Advisors. The Collateral Trustee may execute any of its rights or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers, attorneys-in-fact or other experts or advisors selected by it with due care and in good faith and shall not be liable for the gross negligence or willful misconduct of such agents.

5.3Other Agreements. The Collateral Trustee has accepted and is bound by the Security Documents executed by the Collateral Trustee as of the date of this Agreement and, as directed by an Act of Required Junior Lien Debtholders, the Collateral Trustee shall execute additional Security Documents delivered to it after the date of this Agreement; provided, however, that if such additional Security Documents adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee, the Collateral Trustee shall not be required to execute such Security Documents. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture, hedge agreement or other agreement governing Junior Lien Debt (other than this Agreement, the Closing Date Indenture and the other Security Documents to which it is a party).

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5.4Solicitation of Instructions. (a) The Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Required Junior Lien Debtholders, an Officers’ Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents, and the Collateral Trustee may await receipt of the respective confirmatory instructions before taking (or refraining from taking) the respective such action and shall incur no liability for any inaction while awaiting receipt of such confirmatory instructions. It is expressly understood and acknowledged that the Collateral Trustee shall have no duty to act, consent or request any action of the Issuers, the other Grantors or any other Person in connection with this Agreement unless the Collateral Trustee shall have received written direction from an Act of Required Junior Lien Debtholders.

(b)No written direction given to the Collateral Trustee by an Act of Required Junior Lien Debtholders that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

5.5Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own gross negligence, bad faith or willful misconduct, in each case as determined by a final, non-appealable order by a court of competent jurisdiction. In no event shall the Collateral Trustee or any officer, director, employee, representative or agent of the Collateral Trustee be liable under or in connection with this Agreement or any of the Security Documents for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits or loss of opportunity, whether or not foreseeable, even if the Collateral Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

5.6Documents in Satisfactory Form. The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it.

5.7Entitled to Rely. The Collateral Trustee may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by the Issuers or any other Grantor in compliance with the provisions of this Agreement or delivered to it by any Junior Lien Representative as to the holders of Junior Lien Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. To the extent an

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Officers’ Certificate or Opinion of Counsel is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on an Officers’ Certificate or Opinion of Counsel as to such matter and such Officers’ Certificate or Opinion of Counsel shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents.

5.8Triggering Event. The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Triggering Event and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Triggering Event unless and until it is directed by an Act of Required Junior Lien Debtholders pursuant to the requirements of this Agreement. The Collateral Trustee shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any default, event of default or Triggering Event unless and until the Collateral Trustee has received written notice from the Issuers, any Junior Lien Representative or any Secured Party stating that a default, event of default or Triggering Event has occurred with respect to the Junior Lien Obligations.

5.9Actions by Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Required Junior Lien Debtholders and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on all holders of Junior Lien Obligations.

5.10Security or Indemnity in favor of the Collateral Trustee. The Collateral Trustee will not be required to advance, expend or risk any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights if it shall have reasonable grounds to believe that repayment of such funds or security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action is not reasonably assured to it.

5.11Conflicts; Bona Fide Disputes. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction, provided that the parties hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights of the Issuers or the other Grantors in any Junior Lien Document.

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5.12Limitations on Duty of Collateral Trustee in Respect of Collateral. (a) The Collateral Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Trustee deals with similar property for the account of other third parties. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords similar property held for the benefit of third parties. Neither the Collateral Trustee, any other Junior Lien Representative nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Trustee and the other Junior Lien Representatives hereunder are solely to protect the Collateral Trustee’s and the other Junior Lien Representatives’ interests in the Collateral and shall not impose any duty upon the Collateral Trustee or any other Junior Lien Representative to exercise any such powers. The Collateral Trustee and the other Junior Lien Representatives shall be accountable only for amounts that they actually receive and that remain under their possession or control following distribution in accordance with this Agreement as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct (in each case as determined by a final, non-appealable order by a court of competent jurisdiction).

(b)The Collateral Trustee will not be responsible (i) for the existence, genuineness or value of any of the Collateral, (ii) except as set forth in Section 5.12(a), for the validity, perfection, maintenance, priority or enforceability of the Liens in any of the Collateral, (iii) for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, (iv) for the validity of the title of any Grantor to the Collateral, (v) for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or (vi) except as set forth in Section 5.12(a), otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the present and future Secured Parties concerning the perfection of the Liens granted hereunder or in the value of any of the Collateral. The Collateral Trustee will not be responsible for determining whether any given Junior Lien Obligations are in fact secured pursuant to the various Security Documents, it being understood that each Secured Party (other than the Collateral Trustee or Indenture Trustee) shall be responsible for ascertaining whether its obligations are in fact secured pursuant to the Security Documents.

5.13Assumption of Rights, Not Assumption of Duties. Notwithstanding anything to the contrary contained herein:

(a)each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed;

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(b)the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release any parties from any of their respective duties or obligations under the other Security Documents; and

(c)the Collateral Trustee will not be obligated to perform any of the obligations or duties of any of the parties to the Security Documents other than of the Collateral Trustee.

5.14No Liability for Clean Up of Hazardous Materials. In the event that the Collateral Trustee is required (directly or through an agent or designee) to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver or such other entity as directed by an Act of Required Junior Lien Debtholders. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

5.15Request For Accounting. Each Junior Lien Representative agrees to render to the Collateral Trustee, at any time upon request of the Collateral Trustee, an accounting of the amounts of the Junior Lien Obligations owing to it with respect to such Series of Junior Lien Debt, and such other related information as the Collateral Trustee may reasonably request in order to give effect to the terms and conditions of this Agreement. In the event that any Junior Lien Representative fails to provide any information required to be provided by it to the Collateral Trustee, then the Collateral Trustee may (but shall not be obligated to) (i) take such actions as are required to be taken by it based on the most recent information available to it, or (ii) in the case of any distributions to be made pursuant to the Security Documents, hold the applicable Secured Parties share or purported share in escrow (without obligation to pay interest thereon) until such Junior Lien Representative provides the required information.

5.16Limitation on Obligations. The Collateral Trustee shall have no obligation to ascertain or inquire as to (i) the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Notes Documents or to inspect the properties, books or records of the Grantors, (ii) whether or not any representation or warranty made by any Person in connection with this Agreement or any Notes Document is true, (iii) the performance by any other Person of its obligations under this Agreement or any of the Notes Documents or (iv) the breach of or default by any other Person of its obligations under this Agreement or any of the Notes Documents.

5.17Perfection of Collateral. The Collateral Trustee shall have no duty to (A) record or file this Agreement or any other agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to monitor or maintain any such recording or filing, (B) obtain, maintain or pay for any insurance, or (C) pay or discharge any

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tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral. It is expressly agreed, to the maximum extent permitted by applicable law, that the Collateral Trustee shall have no responsibility or obligation for (i) taking any necessary steps to preserve rights against any Person with respect to any Collateral or (ii) taking any action to protect against any diminution in value of the Collateral.

5.18Entitled to Protections. The Collateral Trustee shall be afforded all of the rights, powers, immunities and indemnities set forth in this Agreement in all of the Notes Documents to which it is a signatory as if such rights, powers, immunities and indemnities were specifically set out in each such Notes Document.

5.19Obligation to Act. The Collateral Trustee shall be fully justified in failing or refusing to take any action under this Agreement or any of the Security Documents (i) if such action would, in the reasonable opinion of the Collateral Trustee (which may be based on the advice or opinion of legal counsel), be contrary to applicable law or any of the Security Documents, (ii) if such action is not specifically provided for in this Agreement or any of the Security Documents to which it is a party, (iii) if, in connection with the taking of any such action hereunder or under any of the Security Documents that would constitute an exercise of remedies hereunder or under any of the Security Documents it shall not first be indemnified to its reasonable satisfaction by the relevant Secured Parties against any and all risk of nonpayment, liability and expense that may be incurred by it, its agents or its counsel by reason of taking or continuing to take (or refraining from taking) any such action, (iv) if, notwithstanding anything to the contrary contained in this Agreement, in connection with the taking of any such action that would constitute a payment due under any agreement or document, it shall not first have received from the applicable Secured Parties or the Grantors funds equal to the amount payable, (v) if such action would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax or (vi) if such action would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then so qualified.

Section 6.

Removal or Resignation of the Collateral Trustee

6.1Removal or Resignation of Collateral Trustee. Subject to the appointment of a successor Collateral Trustee as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Trustee:

(a)the Collateral Trustee may resign at any time by giving not less than 30 days’ notice of resignation to each Junior Lien Representative and the Issuers; and

(b)the Collateral Trustee may be removed at any time, with or without cause, by an Act of Required Junior Lien Debtholders by giving not less than 30 days’ notice of removal to each Junior Lien Representative, the Issuers and the Collateral Trustee.

6.2Appointment of Successor Collateral Trustee. Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Required Junior Lien

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Debtholders; provided that, so long as no Junior Lien Debt Default has occurred and is continuing, such successor Collateral Trustee shall be reasonably acceptable to the Issuers. If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the Issuers may, at their option, appoint a successor Collateral Trustee (but only if no Junior Lien Debt Default has occurred and is continuing), or, if the Issuers have not or are not permitted to appoint a successor Collateral Trustee, the Collateral Trustee (at the expense of the Issuers) may petition a court of competent jurisdiction for appointment of any such successor Collateral Trustee, which must be a bank or trust company:

(a)authorized to exercise corporate agency powers;

(b)having a combined capital and surplus of at least $250,000,000; and

(c)maintaining an office in New York, New York.

Following the resignation or removal of the Collateral Trustee until a successor Collateral Trustee meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Trustee and the provisions of Section 6.3 have been satisfied, the Collateral Trustee shall not be obligated to take any action (or refrain from acting as the case may be) except for any administrative actions required hereunder and under the Security Documents.

6.3Succession. When the Person so appointed as successor Collateral Trustee accepts such appointment:

(a)such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder; and

(b)the predecessor Collateral Trustee will (at the expense of the Issuers) promptly transfer all Liens and collateral security and other property constituting Collateral within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Security Documents or the Collateral.

Thereafter the predecessor Collateral Trustee will remain entitled to enforce the protections and immunities granted to it in Section 5, Section 6 and the provisions of Section 7.8 and any predecessor Collateral Trustee will have no liability or responsibility for the action or inaction of any successor Collateral Trustee.

6.4Merger, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.3, provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the

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parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (a) through (c) of Section 6.2 and (ii) the Collateral Trustee shall have promptly notified the Issuers and each Junior Lien Representative of such merger, conversion or consolidation.

Section 7.

Miscellaneous Provisions

7.1Amendment. (a) Subject to the provisions of the Intercreditor Agreement, no amendment or supplement to the provisions of this Agreement or any other Security Document will be effective without the approval of the Collateral Trustee acting as directed by an Act of Required Junior Lien Debtholders, except that:

(1)any amendment or supplement that has the effect solely of adding or maintaining Collateral, securing or adding additional Indebtedness that was otherwise permitted by the terms of this Agreement and the Junior Lien Documents to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Trustee therein will become effective when executed and delivered by the Issuers or any other applicable Grantor party thereto and the Collateral Trustee;

(2)providing for the assumption of any Issuer’s or any other Grantor’s obligations under any Junior Lien Document in the case of a merger or consolidation or sale of all or substantially all of the properties or assets of any Issuer or any other Grantor to the extent permitted by the terms of the Closing Date Indenture and the other Junior Lien Documents, as applicable;

(3)no amendment or supplement that reduces, impairs or adversely affects the right of any holder of Junior Lien Obligations:

(A)to vote its Junior Lien Debt as to any matter described as subject to an Act of Required Junior Lien Debtholders, a vote of the Required Junior Lien Debtholders or an act or vote of each or any separate Series of Junior Lien Debt (or amends the provisions of this clause (3) or the definition of “Act of Required Junior Lien Debtholders”),

(B)to share in the Collateral on a pari passu basis, including sharing the proceeds of enforcement or realization on any Collateral in the order of application described in Section 3.4(a),

(C)to require that Liens securing Junior Lien Obligations of such holder be released only as set forth in the provisions described in Section 3.2 or Section 4.1, or

(D)that would change the pari passu status of the Liens in favor of the holders of any Series of Junior Lien Debt; or

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(E)disproportionately when compared to the effect on holders of another Series of Junior Lien Debt,

will become effective without the consent of the requisite percentage or number of holders of each Series of Junior Lien Debt so affected under the applicable Security Documents; and

(4)no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Junior Lien Representative or adversely affects the rights of the Collateral Trustee or any Junior Lien Representative, respectively, in its capacity as such will become effective without the consent of the Collateral Trustee or such Junior Lien Representative, respectively.

(b)Subject to Sections 7.1(a)(1), 7.1(a)(2) and 7.1(a)(3), any Mortgage or other Security Document that secures Junior Lien Obligations may be amended with the approval of the Collateral Trustee acting as directed by an Act of Required Junior Lien Debtholders.

(c)The Collateral Trustee will deliver a copy of each amendment or supplement to the Security Documents to each Junior Lien Representative. In executing any amendments or supplements to this Agreement or any other Junior Lien Document, the Collateral Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers’ Certificate and an Opinion of Counsel each stating that the execution of such amendment or supplement is authorized or permitted by the terms of this Agreement and all Junior Lien Documents; it being expressly agreed and acknowledged that no further inquiry shall be required of the Collateral Trustee as to whether such amendment or supplement is authorized or permitted by the terms of this Agreement or any Junior Lien Document. The Collateral Trustee may, but shall not be obligated to, enter into any such amendment or supplement that affects its own rights, duties, liabilities or immunities under this Agreement, the other Junior Lien Documents or otherwise.

(d)Notwithstanding Section 7.1(a) and (b), (i) the addition of a party hereto as a Grantor, or any Junior Lien Representative pursuant to Section 7.17 or 3.8 shall not require further approval under Section 7.1(a), and (ii) the written consent of the Issuers and any other Grantor shall be required for any amendment or modification of this Agreement that directly affects the rights, duties, interests or obligations of the Issuers or such Grantor.

7.2Voting. (a) In connection with any matter under this Agreement requiring a vote of holders of Junior Lien Debt, each Series of Junior Lien Debt will cast its votes in accordance with the Junior Lien Documents governing such Series of Junior Lien Debt. Following and in accordance with the outcome of the applicable vote under its Junior Lien Documents, the Junior Lien Representative of each Series of Junior Lien Debt will vote the total amount of Junior Lien Debt under that Series of Junior Lien Debt as a block in respect of any vote under this Agreement. In making all determinations of votes hereunder, the Collateral Trustee shall be entitled to rely upon the votes, and relative outstanding amounts, as determined and reported to it in writing by the various Junior Lien Representatives, and shall have no duty to independently ascertain such a votes or amounts.

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(b)Each of the Junior Lien Representatives in respect of any Series of Junior Lien Debt shall be entitled after the occurrence and during the continuance of a Junior Lien Debt Default to request a re-vote with respect to any Act of Required Junior Lien Debtholders concerning the taking or refraining from taking of any remedies if requested to do so in writing by holders of at least a majority in aggregate principal amount of the applicable Series of Junior Lien Debt.

7.3Successors and Assigns. (a) Except as provided in Section 5.2 and Section 5.14, and subject to Section 6.2, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Junior Lien Representative and each present and future holder of Junior Lien Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

(b)Neither the Issuers nor any other Grantor may assign its rights or obligations hereunder or under any other Security Document other than in accordance with the terms hereof and thereof. All obligations of the Issuers and the other Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Junior Lien Representative and each present and future holder of Junior Lien Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

7.4Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

7.5Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

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If to the Collateral Trustee or the Indenture Trustee:

U.S. Bank National Association
13737 Noel Road, Suite 800
Dallas, Texas 75240

Facsimile Number: (972) 581-1670
Attention: Global Corporate Trust Services

With a copy, which shall not constitute notice, to:

McGuire, Craddock & Strother, P.C.

500 North Akard, Suite 2200

Dallas, Texas 75201

Facsimile No: (214) 954-6868

Attention: Jonathan Thalheimer

If to the Issuers or any other Grantor:

CSI Compressco LP

24955 Interstate 45 North

The Woodlands, Texas 77380

Facsimile No.: (281) 364-4398

Attention: Bass C. Wallace, Jr.

With a copy, which shall not constitute notice, to:

Vinson & Elkins L.L.P.

1001 Fannin Street, Suite 2500

Houston, Texas 77002

Facsimile No.: (713) 615-5861

Attention: David P. Oelman

and if to any other Junior Lien Representative, to such address as it may specify by written notice to the parties named above, or in the case of any Person after the foregoing notice address for such Person changes, to such other address as may be hereafter designated by such Person in a written notice delivered to the other parties hereto.

All notices and communications will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the relevant address set forth above or, as to holders of Junior Lien Debt, its address shown on the register kept pursuant to the applicable Junior Lien Documents or as otherwise set forth in the applicable Junior Lien Documents. Failure to mail a notice or communication to a holder of Junior Lien Debt or any defect in it will not affect its sufficiency with respect to other holders of Junior Lien Debt.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

7.6Notice Following Discharge of Junior Lien Obligations. Promptly following the Discharge of Junior Lien Obligations with respect to one or more Series of Junior Lien Debt,

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each Junior Lien Representative with respect to each applicable Series of Junior Lien Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee.

7.7Entire Agreement. This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.

7.8Payment of Expenses and Taxes; Indemnification. The Grantors shall, jointly and severally, pay such compensation to the Collateral Trustee as the Issuers and Collateral Trustee may agree in writing from time to time. Notwithstanding that the Collateral Trustee is appointed by and acting for and at the direction of the Secured Parties, the Grantors jointly and severally agree (a) to pay or reimburse the Collateral Trustee for all its reasonable and documented fees and reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Notes Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees and disbursements of counsel (limited to one counsel to the Secured Parties, taken as a whole and, if necessary, one local counsel in each appropriate jurisdiction (and solely in the case of an actual or potential conflict of interest, one additional counsel to all affected parties, taken as a whole and, if necessary, of one local counsel in any relevant jurisdiction to such persons, taken as a whole) and of one counsel to the Collateral Trustee) and agents, appointed pursuant to Section 5.2, to the Collateral Trustee, any amounts due and owing pursuant to any Mortgage, and the preservation of the Liens or any rights of the Collateral Trustee, (b) after the occurrence of a Triggering Event, to pay or reimburse the Collateral Trustee and the other Junior Lien Representatives for all their documented costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Security Documents and any such other documents, including the documented fees and disbursements of counsel to the Collateral Trustee and the other Junior Lien Representatives (limited to one counsel to the Secured Parties, taken as a whole and, if necessary, one local counsel in each appropriate jurisdiction (and solely in the case of an actual or potential conflict of interest, one additional counsel to all affected parties, taken as a whole and, if necessary, of one local counsel in any relevant jurisdiction to such persons, taken as a whole) and of one counsel to the Collateral Trustee), to pay, indemnify, defend and hold harmless the Collateral Trustee and the other Junior Lien Representatives from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Security Documents and any such other documents, and (c) to pay, indemnify, defend and hold harmless the Collateral Trustee and the other Junior Lien Representatives and their respective directors, officers, employees, trustees and agents from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable and documented fees, disbursements and other charges of counsel (limited to one counsel to the Secured Parties, taken as a whole and, if necessary, one local counsel in each appropriate jurisdiction (and solely in the case of an actual or potential conflict of interest, one additional

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counsel to all affected parties, taken as a whole and, if necessary, of one local counsel in any relevant jurisdiction to such persons, taken as a whole) and of one counsel to the Collateral Trustee) and agents appointed pursuant to Section 5.2, with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Security Documents and any such other documents, including any of the foregoing relating to the violation of, noncompliance with or liability under, any environmental law (all the foregoing in this clause (c), collectively, the “indemnified liabilities”); provided that the Grantors shall have no obligation hereunder to the Collateral Trustee or any other Junior Lien Representative nor any of their respective directors, officers, employees, trustees and agents with respect to indemnified liabilities arising from the bad faith, gross negligence or willful misconduct of the party to be indemnified (in each case as determined by a final non-appealable order by a court of competent jurisdiction). The agreements in Section 5 and this Section 7.8 shall survive repayment of the Junior Lien Obligations and all other amounts payable hereunder and under the other Junior Lien Documents and the termination of this Agreement or the removal or resignation of the Collateral Trustee.

7.9Severability. If any provision of this Agreement is invalid, illegal or unenforceable in any respect or in any jurisdiction, the validity, legality and enforceability of such provision in all other respects and of all remaining provisions, and of such provision in all other jurisdictions, will not in any way be affected or impaired thereby.

7.10Headings. Section headings herein have been inserted for convenience of reference only, are not to be considered a part of this Agreement and will in no way modify or restrict any of the terms or provisions hereof.

7.11Obligations Secured. All obligations of the Grantors set forth in or arising under this Agreement will be Junior Lien Obligations and are secured by all Liens granted by the Security Documents.

7.12Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.13Consent to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a)submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Security Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

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(c)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address set forth in Section 7.5 or at such other address of which the Collateral Trustee shall have been notified pursuant thereto;

(d)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 7.13 any special, exemplary, punitive or consequential damages.

7.14Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER JUNIOR LIEN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

7.15Counterparts. This Agreement and any Collateral Trust Joinder may be executed in any number of counterparts (including by facsimile or other electronic means), each of which when so executed and delivered will be deemed an original, but all such counterparts together will constitute but one and the same instrument.

7.16Effectiveness. This Agreement will become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by each party of written notification of such execution and written or telephonic authorization of delivery thereof.

7.17Additional Grantors. The Company will cause each Person that hereafter becomes a Guarantor (as defined in the Closing Date Indenture) pursuant to Section 4.15 of the Closing Date Indenture or is required by any Junior Lien Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Person to execute and deliver to the Collateral Trustee a Collateral Trust Joinder, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Company shall promptly provide each Junior Lien Representative with a copy of each Collateral Trust Joinder executed and delivered pursuant to this Section 7.17; provided that the failure to so deliver a copy of the Collateral Trust Joinder to any then-existing Junior Lien Representative shall not affect the inclusion of such Person as a Grantor if the other requirements of this Section 7.17 are complied with.

7.18Continuing Nature of this Agreement. This Agreement will be reinstated if at any time any payment or distribution in respect of any of the Junior Lien Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any holder of Junior Lien Obligations (whether by demand, settlement, litigation or otherwise).

7.19Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against any Grantor. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

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7.20Rights and Immunities of Junior Lien Representatives. The Indenture Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Closing Date Indenture and any future Junior Lien Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture, hedge agreement or other agreement governing the applicable Junior Lien Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein. In no event will any Junior Lien Representative be liable for any act or omission on the part of the Grantors or the Collateral Trustee hereunder.

Remainder of page intentionally left blank

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION,

as Indenture Trustee

By: /s/Michael K. Herberger

Name: Michael K. Herberger

Title:   Vice President

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Trustee

By: /s/Michael K. Herberger

Name:  Michael K. Herberger

Title:    Vice President

Signature Page to Second Lien Collateral Trust Agreement

CSI COMPRESSCO LP

By:  CSI Compressco GP Inc.,
        its general partner

By: /s/Elijio V. Serrano

Name:  Elijio V. Serrano

Title:    Chief Financial Officer

CSI COMPRESSCO FINANCE INC.

By: /s/Elijio V. Serrano

Name:  Elijio V. Serrano

Title:    Chief Financial Officer

CSI COMPRESSCO SUB INC.

By: /s/Elijio V. Serrano

Name:  Elijio V. Serrano

Title:    Chief Financial Officer

CSI COMPRESSCO OPERATING LLC

By:  CSI Compressco LP,
        its sole member

By:  CSI Compressco GP Inc.,
        its general partner

By: /s/Elijio V. Serrano

Name:  Elijio V. Serrano

Title:    Chief Financial Officer

Signature Page to Second Lien Collateral Trust Agreement

CSI COMPRESSCO FIELD SERVICES INTERNATIONAL, LLC

By:  CSI Compressco Operating LLC,
        its sole member

By:  CSI Compressco LP,
        its sole member

By:  CSI Compressco GP Inc.,
        its general partner

By: /s/Elijio V. Serrano

Name:  Elijio V. Serrano

Title:    Chief Financial Officer

CSI COMPRESSCO INTERNATIONAL, LLC

By:  CSI Compressco Operating LLC,
        its sole member

By:  CSI Compressco LP,
        its sole member

By:  CSI Compressco GP Inc.,
        its general partner

By: /s/Elijio V. Serrano

Name:  Elijio V. Serrano

Title:    Chief Financial Officer

Signature Page to Second Lien Collateral Trust Agreement

CSI COMPRESSCO HOLDINGS LLC

By:  CSI Compressco Operating LLC,
        its sole member

By:  CSI Compressco LP,
        its sole member

By:  CSI Compressco GP Inc.,
        its general partner

By: /s/Elijio V. Serrano

Name:  Elijio V. Serrano

Title:    Chief Financial Officer

CSI COMPRESSCO LEASING LLC

By:  CSI Compressco Operating LLC,
        its sole member

By:  CSI Compressco LP,
        its sole member

By:  CSI Compressco GP Inc.,
        its general partner

By: /s/Elijio V. Serrano

Name:  Elijio V. Serrano

Title:    Chief Financial Officer

CSI COMPRESSION HOLDINGS LLC

By:  CSI Compressco Sub Inc.,
        its sole member

By: /s/Elijio V. Serrano

Name:  Elijio V. Serrano

Title:    Chief Financial Officer

ROTARY COMPRESSOR SYSTEMS, INC.

By: /s/Elijio V. Serrano

Name:  Elijio V. Serrano

Title:    Vice President – Finance

Signature Page to Second Lien Collateral Trust Agreement

EXHIBIT A
to Collateral Trust Agreement

[Form of]
Additional Secured Debt Designation

Reference is made to the Collateral Trust Agreement, dated as of June 12, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among CSI Compressco LP, a Delaware limited partnership (the “Company”), CSI Compressco Finance Inc., a Delaware corporation (“Finance Corp” and together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Indenture Trustee (as defined therein), and U.S. Bank National Association, as Collateral Trustee (as defined therein). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as Junior Lien Debt entitled to the benefit of the Collateral Trust Agreement.

Each of the undersigned, constituting the duly appointed [specify title]1 and [specify title], respectively, of the Company, hereby certifies on behalf of [the Company or applicable Grantor] that:

(A)[the Company or applicable Grantor] intends to incur Additional Junior Lien Debt which will be permitted by each applicable Junior Lien Document to be secured by a Junior Lien equally and ratably with all previously existing and future Junior Lien Debt;

(B)the name and address of the Junior Lien Representative for the Additional Junior Lien Debt for purposes of Section 7.5 of the Collateral Trust Agreement is:

Telephone:
Fax:

(C)attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by the Company and the other Grantors;

[1]	The two signatories must satisfy the requirements set forth in the definition of “Officers’ Certificate” in the Collateral Trust Agreement.

(D)the Company has caused a copy of this Additional Secured Debt Designation and the related Collateral Trust Joinder to be delivered to each existing Junior Lien Representative;

(E)such Additional Junior Lien Debt shall constitute Junior Lien Debt for purposes of the Collateral Trust Agreement; and

(F)[insert additional statements satisfying the requirements set forth in clauses (a), (b), (c) and (d) of the definition of “Officers’ Certificate” in the Collateral Trust Agreement].

IN WITNESS WHEREOF, the [Company] has caused this Additional Secured Debt Designation to be duly executed by the undersigned officers2 as of _____________, 20____.

[COMPANY][GRANTOR]

By:

Name:

Title:

By:

Name:

Title:

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

U.S. BANK NATIONAL ASSOCIATION, as Collateral Trustee

By:

Name:

Title:

[2]	The two signatories must satisfy the requirements set forth in the definition of “Officers’ Certificate” in the Collateral Trust Agreement.

EXHIBIT 1 TO ADDITIONAL SECURED DEBT DESIGNATION

[FORM OF]
REAFFIRMATION AGREEMENT

Reference is made to the Collateral Trust Agreement, dated as of June 12, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among CSI Compressco LP, a Delaware limited partnership (the “Company”), CSI Compressco Finance Corp., a Delaware corporation (“Finance Corp” and together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Indenture Trustee (as defined therein), and U.S. Bank National Association, as Collateral Trustee (as defined therein). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Reaffirmation Agreement is being executed and delivered as of ______________, 20__ in connection with an Additional Secured Debt Designation of even date herewith which Additional Secured Debt Designation has designated additional Junior Lien Debt entitled to the benefit of the Collateral Trust Agreement.

Each of the undersigned hereby consents to the designation of additional secured debt as Junior Lien Debt as set forth in the Additional Secured Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Junior Lien Documents to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Junior Lien Document to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to guarantee and secure as applicable and otherwise be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such Junior Lien Documents.

Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Reaffirmation Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

[names of the Issuers and other Grantors]

Name:

Title:

EXHIBIT B
to Collateral Trust Agreement

[Form of]
Collateral Trust Joinder – Additional Debt

Reference is made to the Collateral Trust Agreement, dated as of June 12, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among CSI Compressco LP, a Delaware limited partnership (the “Company”), CSI Compressco Finance Inc., a Delaware corporation (“Finance Corp” and together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Indenture Trustee (as defined therein), and U.S. Bank National Association, as Collateral Trustee (as defined therein). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being additional Junior Lien Debt under the Collateral Trust Agreement.

[1.

Joinder. The undersigned, _____________________, a _________________, (the “New Representative”) as [trustee, administrative agent, collateral agent] under that certain [describe applicable indenture, credit agreement or other document governing the additional secured debt] hereby agrees to become party as a Junior Lien Representative under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.][3]

[2.]Additional Secured Debt Designation

The undersigned, on behalf of itself and each holder of Obligations in respect of the [Additional Notes][Series of Junior Lien Debt] for which the undersigned is acting as Junior Lien Representative hereby agrees, for the enforceable benefit of all Junior Lien Secured Parties and each existing and future holder of Junior Liens and as a condition to being treated as Junior Lien Debt under the Collateral Trust Agreement that:

(a)subject to Section 3.4 of the Collateral Trust Agreement, all Junior Lien Obligations will be and are secured equally and ratably by all Junior Liens at any time granted by any Issuer or any other Grantor to secure any Obligations in respect of any [Additional Notes][Series of Junior Lien Debt], whether or not upon property otherwise constituting collateral for such Series of Junior Lien Debt, and that all such Junior Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Junior Lien Obligations equally and ratably;

[3]	Delete if Additional Priority Lien Debt constitutes Additional Notes.

B-1

(b)the undersigned, on behalf of itself and each holder of Obligations in respect of the [Additional Notes][Series of Junior Lien Debt] for which the undersigned is acting as Junior Lien Representative, hereby consents to and agrees to be bound by the provisions of the Intercreditor Agreement, if any, the Collateral Trust Agreement and the other Security Documents, including the provisions relating to the ranking of Junior Liens and the order of application of proceeds from the enforcement of Junior Liens; and

(c)the undersigned, on behalf of itself and each holder of Obligations in respect of the [Additional Notes][Series of Junior Lien Debt] for which the undersigned is acting as Junior Lien Representative, hereby appoints the Collateral Trustee to serve as collateral trustee under the Security Documents on the terms and conditions set forth therein and hereby consents to the performance by the Collateral Trustee of, and directs the Collateral Trustee to perform its obligations under the Collateral Trust Agreement, the Security Documents and the Intercreditor Agreement, if any.

[3.] Governing Law and Miscellaneous Provisions.  The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of ___________________, 20____.

[insert name of the new representative]

Name:

Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the [New Representative][Trustee] and the holders of the Obligations represented thereby:

[________________________________]

By:

Name:

Title:

B-2

EXHIBIT C
to Collateral Trust Agreement

[Form of]
Collateral Trust Joinder – Additional Grantor

Reference is made to the Collateral Trust Agreement, dated as of June 12, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among CSI Compressco LP, a Delaware limited partnership (the “Company”), CSI Compressco Finance Inc., a Delaware corporation (“Finance Corp” and together with the Company, the “Issuers”), the other Grantors from time to time party thereto, U.S. Bank National Association, as Indenture Trustee (as defined therein), and U.S. Bank National Association, as Collateral Trustee (as defined therein). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 7.17 of the Collateral Trust Agreement.

1.Joinder.  The undersigned, ___________________, a ___________________, hereby agrees to become party as a Grantor under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2.Governing Law and Miscellaneous Provisions.  The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of _________________, 20____.

[___________________________________]

By:

Name:

Title:

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Grantor:

[________________________________]

By:

Name:

Title:

C-1

EXHIBIT D
to Collateral Trust Agreement

[Form of]
Intercreditor Agreement

[Attached.]

D-1

INTERCREDITOR AGREEMENT

dated as of June 12, 2020 between

U.S. BANK NATIONAL ASSOCIATION,
as Priority Lien Agent,

and

U.S. BANK NATIONAL ASSOCIATION,
as Junior Lien Representative

And acknowledged and agreed to by
the Issuers and Grantors on the signature pages hereto

THIS IS THE INTERCREDITOR AGREEMENT REFERRED TO IN THE INDENTURE DATED AS OF MARCH 22, 2018, AMONG csi compressco lp, CSI COMPRESSCO FINANCE INC., THE GUARANTORS (AS DEFINED THEREIN) FROM TIME TO TIME PARTY THERETO AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.  THIS IS THE INTERCREDITOR AGREEMENT REFERRED TO IN THE INDENTURE DATED AS OF June 12, 2020, AMONG CSI COMPRESSCO LP, CSI COMPRESSCO FINANCE INC., THE GUARANTORS (AS DEFINED THEREIN) FROM TIME TO TIME PARTY THERETO AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.

i

Annex and Exhibits

Annex I
Exhibit A	Form of Priority Confirmation Joinder
Exhibit B	Security Documents

ii

INTERCREDITOR AGREEMENT, dated as of June 12, 2020 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is between and among U.S. Bank National Association, solely in its capacity as the collateral trustee for the Priority Lien Secured Parties referred to herein (in such capacity, and together with its successors and assigns in such capacity, the “Priority Lien Agent”) and U.S. Bank National Association, as the collateral trustee for the Junior Lien Secured Parties referred to herein (in such capacity, and together with its successors in such capacity, the “Junior Lien Representative”), and acknowledged and agreed to by csi compressco lp (the “Company”), CSI COMPRESSCO FINANCE INC. (“CSI Finance” and, together with the Company, the “Issuers”) and the Grantors (defined below) on the signature pages hereto.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Priority Lien Agent (for itself and on behalf of the Priority Lien Secured Parties) and the Junior Lien Representative (for itself and on behalf of the Junior Lien Secured Parties) agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01Construction; Certain Defined Terms.  (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any reference herein to any agreement, instrument, other document, statute or regulation shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified in accordance with the terms of each applicable Secured Debt Document (including, for the avoidance of doubt, this Agreement), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b)All terms used in this Agreement that are defined in Article 1, 8 or 9 of the New York UCC (whether capitalized herein or not) and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9 of the New York UCC.  If a term is defined in Article 9 of the New York UCC and another Article of the New York UCC, such term shall have the meaning assigned to it in Article 9 of the New York UCC.

(c)Unless otherwise set forth herein, all references herein to the Junior Lien Representative shall be deemed to refer to the Junior Lien Representative in its capacity as collateral trustee under the Junior Lien Facility.

(d)As used in this Agreement, the following terms have the meanings specified below:

“Accounts” has the meaning assigned to such term in Section 3.01(a).

“Additional Junior Lien Debt” means any indebtedness incurred under any Additional Junior Lien Facility.

“Additional Junior Lien Documents” means the Additional Junior Lien Facility and the Additional Junior Lien Security Documents.

“Additional Junior Lien Facility” means any indenture, credit agreement or other agreement entered into by the Issuers or any Grantor for purposes of incurring secured indebtedness on a Junior Lien basis, which agreement and such debt is permitted under each applicable Secured Debt Document.

“Additional Junior Lien Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Additional Junior Lien Secured Party (or any of its Affiliates) in respect Additional Junior Lien Debt or otherwise under any Additional Junior Lien Documents.

“Additional Junior Lien Secured Parties” means, at any time, each trustee, agent or other representative of the holders of any Series of Junior Lien Debt who maintains the transfer register for such Series of Junior Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Junior Lien Document and each other holder of, or obligee in respect of, any holder or lender pursuant to any Series of Junior Lien Debt outstanding at such time.

“Additional Junior Lien Security Documents” means the Additional Junior Lien Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by the Issuers or any other Grantor creating (or purporting to create) a Lien upon the Junior Lien Collateral in favor of the Additional Junior Lien Secured Parties.

“Additional Priority Lien Debt” means any indebtedness incurred under any Additional Priority Lien Facility.

“Additional Priority Lien Documents” means the Additional Priority Lien Facility and the Additional Priority Lien Security Documents.

“Additional Priority Lien Facility” means any indenture, credit agreement or other agreement entered into by the Issuers or any Grantor for purposes of incurring secured indebtedness on a Priority Lien basis, which agreement and such debt is permitted under each applicable Secured Debt Document.

“Additional Priority Lien Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Additional Priority Lien Secured Party (or any of its Affiliates) in respect Additional Priority Lien Debt or otherwise under any Additional Priority Lien Documents.

“Additional Priority Lien Secured Parties” means, at any time, the trustee, agent or other representative of the holders of any Additional Priority Lien Debt who maintains the transfer register for such Series of Priority Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Priority Lien Document and each other holder of, or obligee in respect of, any holder or lender pursuant to any Series of Priority Lien Debt outstanding at such time.

“Additional Priority Lien Security Documents” means each Additional Priority Lien Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by the Issuers or any other Grantor creating (or purporting to create) a Lien upon the Priority Lien Collateral in favor of the Additional Priority Lien Secured Parties, including the Priority Lien Collateral Trust Agreement.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.  For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means any day excluding Saturday, Sunday and any other day on which banking institutions in Dallas, Texas or in New York City or place of payment are authorized or required by law or other governmental actions to close.

“Capital Stock” means:

(a)	in the case of a corporation, corporate stock;
(b)	in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(c)	in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and
(d)

any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into or exchangeable for Capital Stock, regardless of whether such debt securities include any right of participation with Capital Stock.

“Cash Collateral” means cash collateral specifically securing letters of credit issued pursuant to any Priority Lien Document in an amount not to exceed 105% of the face amount thereof.

“Cash Management Obligations” means, with respect to any Person, any obligations of such Person in respect of treasury management arrangements (including controlled disbursement, overdraft, automated clearing house fund transfer services, return items and interstate depository network services), commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, and any other demand deposit or operating account relationships or other cash management services, including any treasury management line of credit.

“Class” means (a) in the case of Priority Lien Debt, the Priority Lien Debt, taken together, and (b) in the case of Junior Lien Debt, every Series of Junior Lien Debt, taken together.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting the Priority Lien Collateral and/or the Junior Lien Collateral.

“DIP Financing” has the meaning assigned to such term in Section 4.02(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 4.02(b).

“Discharge of Priority Lien Obligations” means the occurrence of all of the following:

(a)	termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt;
(b)

payment in full in cash of the principal of (to the extent such principal does not constitute Excess Priority Lien Obligations) and interest and premium (if any) on all Priority Lien Debt (other than any undrawn letters of credit);

(c)

discharge or cash collateralization (at the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Debt that are not Excess Priority Lien Obligations;

(d)

payment in full in cash of obligations in respect of Hedging Obligations constituting Priority Lien Obligations (and, with respect to any particular Hedge Agreement, termination of such agreement and payment in full in cash of all obligations thereunder or such other arrangements as have been made by the counterparty thereto (and communicated to the Priority Lien Agent) pursuant to the terms of the applicable Priority Lien Document) other than such Hedging Obligations that have been novated or collateralized to the extent required by the terms thereof; and

(e)

payment in full in cash of all other Priority Lien Obligations, including without limitation, Cash Management Obligations, that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if, at any time after the Discharge of Priority Lien Obligations has occurred, either Issuer or any other Grantor enters into any Priority Lien Document evidencing a Priority Lien Obligation which incurrence is not prohibited by the applicable Priority Lien Documents, then such Discharge of Priority Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Priority Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Priority Lien Obligations), and, from and after the date on which the Issuers designate such indebtedness as Priority Lien Debt in accordance with this Agreement, the obligations under such Priority Lien Document shall automatically and without any further action be treated as Priority Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement, any Junior Lien Obligations shall be deemed to have been at all times Junior Lien Obligations and at no time Priority Lien Obligations.  For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Priority Lien Obligations.

“Discharge of Junior Lien Obligations” means the occurrence of all of the following:

(a)	payment in full in cash of the principal of and interest and premium (if any) on all Junior Lien Debt;
(b)

payment in full in cash of all other Junior Lien Obligations that are outstanding and unpaid at the time the Junior Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if at any time after the Discharge of Junior Lien Obligations has occurred, either Issuer or any other Grantor enters into any Junior Lien Document evidencing a Junior Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Junior Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Junior Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Junior Lien Obligations), and, from and after the date on which the Issuers designate such indebtedness as Junior Lien Debt in accordance with this Agreement, the obligations under such Junior Lien Document shall automatically and without any further action be treated as Junior Lien Obligations for all purposes of this Agreement.  For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Junior Lien Obligations.

“Disposition” means any sale, lease, exchange, assignment, license, contribution, transfer or other disposition.  “Dispose” shall have a correlative meaning.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock; provided that any instrument evidencing indebtedness convertible or exchangeable into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock, shall not be deemed to be an Equity Interest unless and until such instrument is so converted or exchanged, except, solely for purposes of a pledge of Equity Interests in connection with the Secured Debt Documents, to the extent such instrument could be treated as “stock” of a “controlled foreign corporation” within the meaning of Section 957 of the Internal Revenue Code of 1986, as amended from time to time, for purposes of Treasury Regulation Section 1.956‑2(c)(2).

“Excess Priority Lien Obligations” means Priority Lien Obligations for the principal amount of loans, letters of credit and reimbursement obligations in excess of the amount of Priority Lien Debt described in clause (a) of the definition of “Priority Lien Cap.”

“Financial Officer” of any Person means the Chief Financial Officer, Chief Accounting Officer, principal accounting officer, controller, treasurer or assistant treasurer of such Person.

“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantors” means the Issuers, and each other subsidiary of the Company that shall have granted any Lien in favor of any of the Priority Lien Agent, the Junior Lien Representative on any of its assets or properties to secure any of the Secured Obligations.

“Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, future contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross‑currency rate swap transactions, currency options, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, securities lending transaction, weather index transaction, spot contracts, fixed‑price physical delivery contracts, whether or not exchange traded, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.  Notwithstanding the foregoing, agreements or obligations to physically sell any commodity at any index-based price shall not be considered a Hedge Agreement.

“Hedging Obligations” means any and all indebtedness, debts, liabilities and other obligations, howsoever arising, of any Grantor to the counterparties under Hedge Agreement (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, under the Hedge Agreement and all other obligations owed by the Grantors to the counterparties under the Hedge Agreement, including any guarantee obligations in respect thereof.

“Insolvency or Liquidation Proceeding” means:

(a)

any case commenced by or against either Issuer or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of an Issuer or any other Grantor, any receivership or assignment for the benefit of creditors relating to an Issuer or any other Grantor or any similar case or proceeding relative to an Issuer or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b)

any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to an Issuer or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c)

any other proceeding of any type or nature in which substantially all claims of creditors of an Issuer or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Junior Lien” means a Lien granted by a Junior Lien Document to the Junior Lien Representative, at any time, upon any Collateral by any Grantor to secure Junior Lien Obligations (including Liens on such Collateral under the security documents associated with any Junior Lien Substitute Facility).

“Junior Lien Collateral” means all “Collateral”, as defined in any Junior Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Junior Lien Obligations.

“Junior Lien Collateral Trust Agreement” means that certain Collateral Trust Agreement, dated as of June 12, 2020, among the Issuers, the Grantors and Guarantors from time to time party thereto, U.S. Bank National Association, as the trustee under the Junior Lien Indenture, and U.S. Bank National Association, as the Collateral Trustee, and the other Junior Lien Representatives from time to time party thereto.

“Junior Lien Indenture” means that certain indenture, dated as of June 12, 2020, among the Issuers, the Grantors party thereto from time to time, U.S. Bank National Association, as indenture trustee, and U.S. Bank National Association, as collateral trustee, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof (including any supplements executed in connection with the issuance of any Additional Junior Lien Debt) unless restricted by the terms of this Agreement.

“Junior Lien Debt” means the aggregate indebtedness outstanding under all Junior Lien Facilities (with outstanding letters of credit being deemed to have a principal amount equal to the stated amount thereof) that was permitted to be, and is, incurred under each Junior Lien Document.

“Junior Lien Documents” means each Junior Lien Facility and all other loan documents, notes, guarantees, instruments, documents and agreements governing or evidencing, or executed or delivered in connection with any of the foregoing.

“Junior Lien Facility” means the indebtedness under Junior Lien Indenture and any Additional Junior Lien Facility.

“Junior Lien Indenture Notes” refers to the Issuers’ 10.000%/10.750% Senior Secured Second Lien Notes due 2026.

“Junior Lien Obligations” means Junior Lien Debt and all other Obligations in respect thereof.  Notwithstanding any other provision hereof, the term “Junior Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Junior Lien Facility and the other Junior Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowable in an Insolvency or Liquidation Proceeding.  To the extent that any payment with respect to the Junior Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Junior Lien Purchasers” has the meaning assigned to such term in Section 3.06.

“Junior Lien Representative” means the trustee, agent or representative of the holders of all Series of Junior Lien Debt party to this agreement, who is appointed as a Junior Lien Representative (for purposes related to the administration of the security documents) pursuant to the Junior Lien Facilities governing each Series of Junior Lien Debt, together with its successors in such capacity.  The Junior Lien Representative shall initially be U.S. Bank National Association.

“Junior Lien Secured Parties” means, at any time, the Junior Lien Representative, the trustees, agents and other representatives of the holders of any Series of Junior Lien Debt under the Junior Lien Facility who maintains the transfer register for such Series of Junior Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Junior Lien Document and each other holder of, or obligee in respect of, any Junior Lien Debt outstanding at such time.

“Junior Lien Security Documents” means each Junior Lien Facility (insofar as the same grants a Lien on the Collateral), each agreement listed in Part B of Exhibit B hereto and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by an Issuer or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Junior Lien Representative.

“Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to give a security interest therein and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction, provided that in no event shall an operating lease be deemed to constitute a Lien.

“Master Agreement” has the meaning given such term in the definition of “Hedge Agreement”.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means any principal (including reimbursement obligations and obligations to provide cash collateral with respect to letters of credit whether or not drawn), interest (including, to the extent legally permitted, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate even if such interest is not enforceable, allowable or allowed as a claim in such proceeding), premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any indebtedness.

“Officers’ Certificate” means a certificate signed by two officers of the Company, one of whom must be either the principal executive officer or a Financial Officer, as applicable.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Priority Confirmation Joinder” means an agreement substantially in the form of Exhibit A.

“Priority Lien” means a Lien granted by an Issuer or any other Grantor in favor of the Priority Lien Agent, at any time, upon any Property of an Issuer or such other Grantor to secure Priority Lien Obligations.

“Priority Lien Agent” means U.S. Bank National Association, together with its successors in such capacity.

“Priority Lien Cap” means, as of any date, (a) the aggregate principal amount of all Priority Lien Debt (as defined in the Priority Lien Indenture as in effect on the date hereof) permitted to be incurred under the Priority Lien Indenture as in effect on the date hereof, plus (b) the amount of accrued and unpaid interest (excluding any interest paid-in-kind), outstanding fees and expenses, and such other amounts, to the extent such Obligations are secured by the Priority Liens.

“Priority Lien Collateral” means all “Collateral”, as defined in the Priority Lien Documents, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Priority Lien Obligation.

“Priority Lien Collateral Trust Agreement” means that certain Collateral Trust Agreement, dated as of March 22, 2018, among the Issuers, the Grantors and Guarantors from time to time party thereto, U.S. Bank National Association, as the trustee under the Priority Lien Indenture, and U.S. Bank National Association, as the Collateral Trustee, and the other Priority Lien Representatives from time to time party thereto.

“Priority Lien Debt” means the aggregate indebtedness outstanding under all Priority Lien Facilities (with outstanding letters of credit being deemed to have a principal amount equal to the stated amount thereof) that was permitted to be, and is, incurred under each Priority Lien Document.

“Priority Lien Documents” means each Priority Lien Facility and all other loan documents, notes, guarantees, instruments, documents and agreements governing or evidencing, or executed or delivered in connection with any of the foregoing, including the Priority Lien Collateral Trust Agreement.

“Priority Lien Facility” means the indebtedness under the Priority Lien Indenture and any Additional Priority Lien Facility.

“Priority Lien Indenture” means that certain indenture, dated as of March 22, 2018, among the Issuers, the Grantors party thereto from time to time, U.S. Bank National Association, as indenture trustee, and U.S. Bank National Association, as collateral trustee, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof (including any supplements executed in connection with the issuance of any Additional Priority Lien Debt) unless restricted by the terms of this Agreement.

“Priority Lien Obligations” means all Priority Lien Debt and all other Obligations in respect of or in connection with Priority Lien Debt.  Notwithstanding any other provision hereof, the term “Priority Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Priority Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding, and whether or not allowable in an Insolvency or Liquidation Proceeding.  To the extent that any payment with respect to the Priority Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set‑off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Priority Lien Secured Parties” means, at any time, the Priority Lien Agent, each agent, trustee, lender, note holder or issuing bank under each Priority Lien Facility, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Priority Lien Document, each other Person that provides letters of credit, guarantees or other credit support related thereto under any Priority Lien Document and each other holder of, or obligee in respect of, any Priority Lien Obligations, in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any Priority Lien Document outstanding at such time.

“Priority Lien Security Documents” means Priority Lien Facility (insofar as the same grants a Lien on the Collateral), each agreement listed in Part A of Exhibit B hereto, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by either Issuer or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Priority Lien Agent, including the Priority Lien Collateral Trust Agreement.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

“Purchase Notice” has the meaning assigned to such term in Section 3.06(a).

“Replaces” means, (a) in respect of any agreement with reference to the Priority Lien Obligations, that such agreement refunds, refinances or replaces the Priority Lien Obligations in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Priority Lien Obligations, in part and (b) in respect of any agreement with reference to any Junior Lien Documents or Junior Lien Obligations, that such agreement refunds, refinances or replaces such Junior Lien Documents or Junior Lien Obligations in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of such Junior Lien Documents or Junior Lien Obligations, in part.  “Replace,” “Replaced,” “Replacing” and “Replacement” shall have correlative meanings.

“Section 363 Event” has the meaning assigned to such term in Section 4.02(d).

“Section 363 Notice” has the meaning assigned to such term in Section 4.02(d).

“Section 363 Objections” has the meaning assigned to such term in Section 4.02(d).

“Secured Debt Documents” means the Priority Lien Documents and the Junior Lien Documents.

“Secured Debt Representative” means the Priority Lien Agent, the Junior Lien Representative, and such other representatives that become a party hereto from time to time through execution and delivery of a Priority Confirmation Joinder.

“Secured Obligations” means the Priority Lien Obligations and the Junior Lien Obligations.

“Secured Parties” means the Priority Lien Secured Parties and the Junior Lien Secured Parties.

“Security Documents” means the Priority Lien Security Documents and the Junior Lien Security Documents.

“Series of Junior Lien Debt” means, severally, the Junior Lien Indenture Notes and each other issue or series of Junior Lien Debt (including any Additional Junior Lien Facility) for which a single transfer register is maintained.

“Series of Secured Debt” means the Priority Lien Debt and each Series of Junior Lien Debt.

“subsidiary” means, with respect to any Person, (a) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than fifty percent (50.0%) of the total voting power of shares of Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, members of management or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof; and (b) any partnership, joint venture, limited liability company or similar entity of which (1) more than fifty percent (50.0%) of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, or (2) such Person or any subsidiary of such Person is a controlling general partner or otherwise controls such entity.

“Standstill Period” has the meaning assigned to such term in Section 3.02.

ARTICLE II
LIEN PRIORITIES

Section 2.01Relative Priorities.  (a) The grant of the Priority Liens pursuant to the Priority Lien Documents and the grant of the Junior Liens pursuant to the Junior Lien Documents create two separate and distinct Liens on the Collateral.

(b)Notwithstanding anything contained in this Agreement, the Priority Lien Documents, the Junior Lien Documents or any other agreement or instrument to the contrary, or any other circumstance whatsoever, including a circumstance that might be a defense available to, or a discharge of, a Grantor in respect of a Priority Lien Obligation or a Junior Lien Obligation or holder of such obligation and irrespective of (i) how a Lien was acquired (whether by grant, possession, statute, operation of law, subrogation, or otherwise), (ii) the time, manner, or order of the grant, attachment or perfection of a Lien, (iii) any conflicting provision of the New York UCC or other applicable law, (iv) any defect in, or non-perfection, setting aside, or avoidance of, a Lien or a Priority Lien Document or a Junior Lien Document, (v) the modification of a Priority Lien Document, a Junior Lien Document, a Priority Lien Obligation or a Junior Lien Obligation, (vi) the exchange of any security interest in any Collateral for a security interest in other Collateral, (vii) the commencement of an Insolvency or Liquidation Proceeding or (viii) the subordination of a Lien on Collateral securing a Priority Lien Obligation to a Lien securing another obligation of the Company or any other Person that is permitted under the Priority Lien Documents as in effect on the date hereof or securing a DIP Financing, or the subordination of a Lien on Collateral securing a Junior Lien Obligation to a Lien securing another obligation of the Company or any other Person (other than a Priority Lien Obligation) that is permitted under the Junior Lien Documents as in effect on the date hereof, the Junior Lien Representative, on behalf of itself and the other Junior Lien Secured Parties, hereby agrees that (A) any Priority Lien on any Collateral now or hereafter held by or for the benefit of any Priority Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Junior Liens on any Collateral, in any case, subject to the Priority Lien Cap as provided herein and (B) any Junior Lien on any Collateral now or hereafter held by or for the benefit of any Junior Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Priority Liens on any Collateral, in any case, subject to the Priority Lien Cap as provided herein.

(c)It is acknowledged that, subject to the Priority Lien Cap, (i) the aggregate amount of the Priority Lien Obligations may be increased from time to time pursuant to the terms of the Priority Lien Documents, (ii) a portion of the Priority Lien Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) (A) the Priority Lien Documents may be replaced, restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the Priority Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, and Additional Priority Lien Obligations or Additional Junior Lien Obligations may be incurred, in the case of the foregoing (A) and (B) all without affecting the subordination of the Junior Liens hereunder or the provisions of this Agreement defining the relative rights of the Priority Lien Secured Parties and the Junior Lien Secured Parties.  The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, renewal, restatement or replacement of either the Priority Lien Obligations (or any part thereof) or the Junior Lien Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Priority Lien Obligations or by any action that any Secured Debt Representative or Secured Party may take or fail to take in respect of any Collateral.

Section 2.02Prohibition on Contesting Liens, Marshalling, Etc.  Until the Discharge of Priority Lien Obligations, neither the Junior Lien Representative nor any other Junior Lien Secured Party will assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation, or other similar right that may be available to a junior secured creditor with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law.

Section 2.03No New Liens.  The parties hereto agree that, so long as the Discharge of Priority Lien Obligations has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, (a) grant or permit any additional Liens on any asset of a Grantor to secure any Junior Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor in favor of the Priority Lien Agent to secure the Priority Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Priority Lien Agent to accept such Lien will not prevent the Junior Lien Representative from taking the Lien or (b) grant or permit any additional Liens on any asset of a Grantor to secure any Priority Lien Obligation (other than Liens on Cash Collateral to the extent the aggregate Priority Lien Obligations secured by such Cash Collateral does not exceed the Priority Lien Cap), or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor in favor of the Junior Lien Representative to secure the Junior Lien Obligations (or, in respect of any Cash Collateral, to secure the Priority Lien Obligations) and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Junior Lien Representative to accept such Lien will not prevent the Priority Lien Agent from taking the Lien, with each such Lien as described in this Section 2.03 to be subject to the provisions of this Agreement.  To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Priority Lien Agent or the other Priority Lien Secured Parties, the Junior Lien Representative, for itself and on behalf of the other Junior Lien Secured Parties, agrees that any amounts received by or distributed to any Junior Lien Secured Party, pursuant to or as a result of any Lien granted in contravention of this Section 2.03 shall be subject to Section 3.05(b).

Section 2.04Similar Collateral and Agreements.  The parties hereto acknowledge and agree that it is their intention that the Priority Lien Collateral and the Junior Lien Collateral be identical (other than Cash Collateral as provided in Section 2.03).  In furtherance of the foregoing, the parties hereto agree (a) to cooperate in good faith in order to determine, upon any reasonable request by the Priority Lien Agent or the Junior Lien Representative, the specific assets included in the Priority Lien Collateral and the Junior Lien Collateral, the steps taken to perfect the Priority Liens and the Junior Liens thereon and the identity of the respective parties obligated under the Priority Lien Documents and the Junior Lien Documents in respect of the Priority Lien Obligations and the Junior Lien Obligations, respectively, (b) that the Junior Lien Security Documents creating Liens on the Junior Lien Collateral shall be in all material respects the same forms of documents as the respective Priority Lien Security Documents creating Liens on the Priority Lien Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) such other modifications to such Junior Lien Security Documents which are less restrictive than the corresponding Priority Lien Security Documents, (iii) provisions in the Junior Lien Security Documents which are solely applicable to the rights and duties of the Junior Lien Representative, and (iv) with such deletions or modifications of representations, warranties and covenants as are customary with respect to security documents establishing Liens securing publicly traded debt securities, (c) that at no time shall there be any Grantor that is an obligor in respect of the Junior Lien Obligations that is not also an obligor in respect of the Priority Lien Obligations, and (d) that at no time shall there be any Lien (whether perfected or not) on any property of any Grantor to secure the Junior Lien Obligations that is not also granted (and similarly perfected) to secure the Priority Lien Obligations.

Section 2.05No Duties of Priority Lien Agent.  The Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, acknowledges and agrees that neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have any duties or other obligations to any such Junior Lien Secured Party with respect to any Collateral, other than to transfer to the Junior Lien Representative any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the associated Discharge of Priority Lien Obligations, in each case without representation or warranty on the part of the Priority Lien Agent or any Priority Lien Secured Party.  In furtherance of the foregoing, each Junior Lien Secured Party acknowledges and agrees that until the Discharge of Priority Lien Obligations (subject to the terms of Section 3.02, including the rights of the Junior Lien Secured Parties following the expiration of any applicable Standstill Period), the Priority Lien Agent shall be entitled, for the benefit of the Priority Lien Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Collateral, as provided herein and in the Priority Lien Documents, without regard to any Junior Lien or any rights to which the Junior Lien Representative or any Junior Lien Secured Party would otherwise be entitled as a result of such Junior Lien.  Without limiting the foregoing, the Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, agrees that neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Collateral, in any manner that would maximize the return to the Junior Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the Junior Lien Secured Parties from such realization, sale, Disposition or liquidation.  The Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, hereby waives any claim any Junior Lien Secured Party may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or any other Priority Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for the Priority Lien Obligations.

Section 2.06No Duties of Junior Lien Representative.  The Priority Lien Agent, for itself and on behalf of each Priority Lien Secured Party, acknowledges and agrees that neither the Junior Lien Representative nor any other Junior Lien Secured Party shall have any duties or other obligations to such Priority Lien Secured Party with respect to any Collateral, except as expressly set forth in this Agreement.

ARTICLE III
ENFORCEMENT RIGHTS; PURCHASE OPTION

Section 3.01Limitation on Enforcement Action.  Prior to the Discharge of Priority Lien Obligations, the Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, hereby agrees that, subject to Section 3.05(b) and Section 4.07, neither the Junior Lien Representative nor any other Junior Lien Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Junior Lien Security Document, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that only the Priority Lien Agent, acting in accordance with the applicable Priority Lien Documents, shall have the exclusive right (and whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case, without any consultation with or the consent of the Junior Lien Representative or any other Junior Lien Secured Party.  In exercising rights and remedies with respect to the Collateral, the Priority Lien Agent and the other Priority Lien Secured Parties may enforce the provisions of the Priority Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any Junior Lien Secured Party.  Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law.  Without limiting the generality of the foregoing, the Priority Lien Agent will have the exclusive right to deal with that portion of the Collateral consisting of deposit accounts, commodity accounts and securities accounts (collectively “Accounts”), including exercising rights under control agreements with respect to such Accounts.  The Junior Lien Representative, for itself and on behalf of the other Junior Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Junior Lien Security Document or any other Junior Lien Document shall be deemed to restrict in any way the rights and remedies of the Priority Lien Agent or the other Priority Lien Secured Parties with respect to the Collateral as set forth in this Agreement.  Notwithstanding the foregoing, subject to Section 3.05, the Junior Lien Representative, on behalf of the Junior Lien Secured Parties, may, but will have no obligation to, take all such actions (not adverse to the Priority Liens or the rights of the Priority Lien Agent and the Priority Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Junior Liens in the Collateral or to create, preserve or protect (but not enforce) the Junior Liens in the Collateral.  Nothing herein shall limit the right or ability of the Junior Lien Secured Parties to (i) purchase (by credit bid or otherwise) all or any portion of the Collateral in connection with any enforcement of remedies by the Priority Lien Agent to the extent that, and so long as, the Priority Lien Secured Parties receive payment in full in cash of all Priority Lien Obligations (other than the Excess Priority Lien Obligations) after giving effect thereto or (ii) file a proof of claim with respect to the Junior Lien Obligations.

Section 3.02Standstill Periods; Permitted Enforcement Action.

(a)Prior to the Discharge of Priority Lien Obligations and notwithstanding the foregoing Section 3.01, both before and during an Insolvency or Liquidation Proceeding: after a period of 180 days has elapsed (which period will be tolled during any period in which the Priority Lien Agent is not entitled, on behalf of the Priority Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (i) any injunction issued by a court of competent jurisdiction or (ii) the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding) since the date on which the Junior Lien Representative has delivered to the Priority Lien Agent written notice of the acceleration of any series of Junior Lien Debt (the “Standstill Period”), the Junior Lien Representative and the other Junior Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, that notwithstanding the expiration of the Standstill Period or anything herein or in the Junior Lien Documents to the contrary, in no event may the Junior Lien Representative or any other Junior Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Priority Lien Agent on behalf of any or all of the Priority Lien Secured Parties or any other Priority Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Junior Lien Representatives by the Priority Lien Agent); provided, further, that, at any time after the expiration of the Standstill Period, if neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have commenced and be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof) the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, and the Junior Lien Representative shall have commenced the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, then for so long as the Junior Lien Representative is diligently pursuing such rights or remedies, neither any Priority Lien Secured Party nor the Priority Lien Agent shall take any action of a similar nature (other than a joinder in connection with such action or proceeding as may reasonably be considered necessary to preserve the rights of the Priority Lien Secured Parties therein) with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding.

(b)Anything to the contrary in this Article III or in any other provision of this Agreement notwithstanding, Junior Lien Representative may:

(i)if an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, file a claim or statement of interest with respect to the Junior Lien Debt;

(ii)take any action (not adverse to the priority status of the Liens on the Collateral securing the Priority Lien Debt, or the rights of Priority Lien Agent or any other Priority Lien Secured Party to undertake enforcement actions with respect to the Collateral or otherwise) in order to create or perfect its Lien in and to the Collateral;

(iii)file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Lien Secured Parties, including any claims secured by the Collateral, if any;

(iv)file any pleadings, objections, motions or agreements which assert rights or interests available to, or exercise rights as (to the extent not prohibited by Section 4.07), unsecured creditors of the Grantors arising under any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;

(v)vote on any plan of reorganization and make any filings (including proofs of claim) and arguments and motions that are, in each case, not in contravention of the provisions of this Agreement, with respect to the Junior Lien Debt and the Collateral;

(vi)seek to enforce any of the terms of the Junior Lien Loan Documents to the extent not expressly prohibited by the other provisions of this Agreement;

(vii)join (but not exercise any control with respect to) any judicial foreclosure proceeding or other judicial Lien enforcement proceeding with respect to the Collateral initiated by Priority Lien Agent (or any Priority Lien Secured Parties) to the extent that any such action could not reasonably be expected, in any material respect, to restrain, hinder, limit, delay for any material period or otherwise interfere with an enforcement action by Priority Lien Agent (it being understood that neither Junior Lien Collateral Agent nor any Junior Lien Secured Party shall be entitled to receive any proceeds of any Collateral unless otherwise expressly permitted herein);

(viii)bid for or purchase Collateral at any public, private or judicial foreclosure upon such Collateral initiated by Priority Lien Agent or any Priority Lien Secured Party, or any sale of Collateral during an Insolvency Proceeding; provided that such bid may only include a “credit bid” in respect of any Junior Lien Debt to the extent that, and so long as, the Priority Lien Secured Parties receive payment in full in cash of all Priority Lien Obligations (other than the Excess Priority Lien Obligations) after giving effect thereto; and

(ix)take or otherwise exercise any enforcement actions after the expiration of the Standstill Period to the extent specifically permitted in the second proviso to Section 3.02(a) or with the written consent of the Priority Lien Agent or as required by a court of competent jurisdiction.

Section 3.03Insurance.  Unless and until the Discharge of Priority Lien Obligations has occurred (subject to the terms of Section 3.02, including the rights of the Junior Lien Secured Parties following expiration of any applicable Standstill Period), the Priority Lien Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Priority Lien Documents, to adjust and settle claims in respect of Collateral under any insurance policy in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral.  Unless and until the Discharge of Priority Lien Obligations has occurred, and subject to the rights of the Grantors under the Priority Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect of the Collateral shall be paid to the Priority Lien Agent pursuant to the terms of the Priority Lien Documents (including for purposes of cash collateralization of commitments, letters of credit and Hedging Obligations).  If the Junior Lien Representative or any Junior Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of the foregoing, it shall pay such proceeds over to the Priority Lien Agent.  In addition, if by virtue of being named as an additional insured or loss payee of any insurance policy of any Grantor covering any of the Collateral, the Junior Lien Representative or any other Junior Lien Secured Party, shall have the right to adjust or settle any claim under any such insurance policy, then unless and until the Discharge of Priority Lien Obligations has occurred, the Junior Lien Representative and any such Junior Lien Secured Party shall follow the instructions of the Priority Lien Agent, or of the Grantors under the Priority Lien Documents to the extent the Priority Lien Documents grant such Grantors the right to adjust or settle such claims, with respect to such adjustment or settlement (subject to the terms of Section 3.02, including the rights of the Junior Lien Secured Parties following expiration of any applicable Standstill Period).

Section 3.04Notification of Release of Collateral.  Each of the Priority Lien Agent and the Junior Lien Representative shall give prompt written notice to the other Secured Debt Representatives of the Disposition of, and release of the Lien on, any Collateral.  Such notice shall describe in reasonable detail the subject Collateral, the parties involved in such Disposition or release, the place, time manner and method thereof, and the consideration, if any, received therefor; provided, however, that the failure to give any such notice shall not in and of itself in any way impair the effectiveness of any such Disposition or release.

Section 3.05No Interference; Payment Over.

(a)No Interference.  The Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, agrees that, whether or not an Insolvency or Liquidation Proceeding has been commenced, each Junior Lien Secured Party (i) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Junior Lien pari passu with, or to give such Junior Lien Secured Party any preference or priority relative to, any Priority Lien with respect to the Collateral or any part thereof, (ii) will not challenge or question in any proceeding the validity or enforceability of any Priority Lien Obligations or Priority Lien Document, or the validity, attachment, perfection or priority of any Priority Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement, (iii) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any foreclosure or enforcement action or exercise of rights and remedied related to or sale, transfer or other Disposition of the Collateral by any Priority Lien Secured Party or the Priority Lien Agent acting on their behalf, (iv) shall have no right to (A) direct the Priority Lien Agent or any other Priority Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (B) consent to the exercise by the Priority Lien Agent or any other Priority Lien Secured Party of any right, remedy or power with respect to any Collateral, (v) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Priority Lien Agent or other Priority Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the Priority Lien Agent nor any other Priority Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Priority Lien Agent or other Priority Lien Secured Party with respect to any Priority Lien Collateral, (vi) will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (vii) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (viii) will not object to, and hereby waives any right to object to, forbearance by the Priority Lien Agent or any Priority Lien Secured Party, and (ix) will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and

(b)Payment Over.  The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, hereby agrees that if any Junior Lien Secured Party shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to the exercise of any rights or remedies with respect to the Collateral under any Junior Lien Security Document, or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, to the extent permitted hereunder, at any time prior to the Discharge of Priority Lien Obligations secured, or intended to be secured, by such Collateral, then it shall hold such Collateral, proceeds or payment in trust for the Priority Lien Agent and the other Priority Lien Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Priority Lien Agent as promptly as practicable.  Furthermore, the Junior Lien Representative shall, at the Grantors’ expense, promptly send written notice to the Priority Lien Agent upon receipt of such Collateral, proceeds or payment by any Junior Lien Secured Party and within five (5) days after receipt by the Priority Lien Agent of such written notice, shall deliver such Collateral, proceeds or payment to the Priority Lien Agent in the same form as received, with any necessary endorsements, or as court of competent jurisdiction may otherwise direct.  The Priority Lien Agent is hereby authorized to make any such endorsements as agent for the Junior Lien Representative or any other Junior Lien Secured Party.  The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, agrees that if, at any time, it obtains written notice that all or part of any payment with respect to any Priority Lien Obligations not constituting Excess Priority Lien Obligations previously made shall be rescinded for any reason whatsoever, it will promptly pay over to the Priority Lien Agent any payment received by it and then in its possession or under its direct control in respect of any such Priority Lien Collateral and shall promptly turn any such Collateral then held by it over to the Priority Lien Agent, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the Discharge of Priority Lien Obligations.  All Junior Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the priorities set forth in this Agreement.  Anything contained herein to the contrary notwithstanding, this Section 3.05(b) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by the Priority Lien Documents and as to which the possession or receipt thereof by the Junior Lien Representative or any other Junior Lien Secured Party is otherwise permitted by the Priority Lien Documents.  The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, hereby appoints the Priority Lien Agent, and any officer or agent of the Priority Lien Agent, with full power of substitution, the attorney-in-fact of each Junior Lien Secured Party for the limited purpose of carrying out the provisions of this Section 3.05(b) and taking any action and executing any instrument that the Priority Lien Agent may deem necessary or advisable to accomplish the purposes of this Section 3.05(b), which appointment is irrevocable and coupled with an interest.

Section 3.06Purchase Option.

(a)Notwithstanding anything in this Agreement to the contrary, on or at any time after (i) the commencement of an Insolvency or Liquidation Proceeding, (ii) the acceleration of the Priority Lien Obligations, (iii) the exercise or undertaking of any rights of set-off in respect of any Collateral by any Priority Lien Secured Parties under any Priority Lien Document, (iv) the sixtieth (60th) day after any event of default based on non-payment of principal under any Priority Lien Document that has not been waived by the applicable Priority Lien Secured Parties or (v) the delivery of any Section 363 Notice or the occurrence of any Section 363 Event, each of the holders of the Junior Lien Debt and each of their respective designated Affiliates (the “Junior Lien Purchasers”) will have the several right, at their respective sole option, election and expense (but will not be obligated), within sixty (60) days following any such event set forth in clauses (i) through (v) above and upon prior written notice (the “Purchase Notice”) to the Priority Lien Agent, to purchase from the Priority Lien Secured Parties (A) all (but not less than all) Priority Lien Obligations (including unfunded commitments) and (B) if applicable, all loans and letters of credit (and related obligations, including interest, fees and expenses) provided by any of the Priority Lien Secured Parties in connection with a DIP Financing that are outstanding on the date of such purchase.  Promptly following the receipt of such notice, the Priority Lien Agent will deliver to the Junior Lien Representative a statement of the amount of Priority Lien Debt, other Priority Lien Obligations (including unfunded commitments) and DIP Financing (including letters of credit, interest, fees, expenses and other obligations in respect of such DIP Financing) provided by any of the Priority Lien Secured Parties, if any, then outstanding and the amount of the cash collateral requested to be delivered pursuant to Section 3.06(b)(ii) below.  The right to purchase provided for in this Section 3.06 will expire unless, within 10 Business Days after the receipt by the Junior Lien Representative of such notice from the Priority Lien Agent, the Junior Lien Representative delivers to the Priority Lien Agent an irrevocable commitment of the Junior Lien Purchasers to purchase (A) all (but not less than all) of the Priority Lien Obligations (including unfunded commitments) and (B) if applicable, all loans and letters of credit (and related obligations, including interest, fees and expenses) provided by any of the Priority Lien Secured Parties in connection with a DIP Financing and to otherwise complete such purchase on the terms set forth under this Section 3.06.  Any such Purchase Notice shall (i) designate a purchase date, (ii) set forth the identities (including legal names) of each of the Junior Lien Purchasers together with their respective percentages of the Priority Lien Obligations, unfunded commitments, and, if applicable, DIP Financing obligations, to be purchased by such Persons, (iii) identify a replacement or successor Priority Lien Agent that the Priority Lien Secured Parties (after giving effect to the purchase) appoint pursuant to the Priority Lien Collateral Trust Agreement, and (iv) state that such notice is deemed to be an irrevocable offer to the Priority Lien Secured Parties to purchase such Priority Lien Obligations on the terms set forth in this Agreement.  The Priority Lien Secured Parties shall be entitled to rely in all respects upon the information set forth in the Purchase Notice, including the identities (and legal names) of the Junior Lien Purchasers, and shall otherwise be entitled to deal exclusively with the Junior Lien Representative in connection with all aspects of the exercise of the purchase option provided for in this Section 3.06.

(b)On the date specified by the Junior Lien Representative (on behalf of the Junior Lien Purchasers) in such irrevocable commitment (which shall not be less than five Business Days nor more than twenty (20) Business Days, after the receipt by the Priority Lien Agent of such irrevocable commitment), the Priority Lien Secured Parties shall sell to the Junior Lien Purchasers (i) all (but not less than all) Priority Lien Obligations (including unfunded commitments) and (ii) if applicable, all loans and letters of credit (and related obligations, including interest, fees and expenses)  provided by any of the Priority Lien Secured Parties in connection with a DIP Financing that are outstanding on the date of such sale, subject to any required approval of any Governmental Authority then in effect, if any, and only if on the date of such sale, the Priority Lien Agent receives the following:

(i)Payment in full in cash, as the purchase price for all Priority Lien Obligations sold in such sale, of an amount equal to the full amount of (i) all Priority Lien Obligations (excluding any outstanding letters of credit as referred to in clause (ii) below) and (ii) if applicable, all loans and letters of credit (and related obligations, including interest, fees and expenses) provided by any of the Priority Lien Secured Parties in connection with a DIP Financing then outstanding (including principal, interest, fees, reasonable attorneys’ fees and legal expenses, but excluding contingent indemnification obligations for which no claim or demand for payment has been made at or prior to such time); provided that in the case of Hedging Obligations that constitute Priority Lien Obligations the Junior Lien Purchasers shall cause the applicable agreements governing such Hedging Obligations to be assigned and novated or, if such agreements have been terminated, such purchase price shall include an amount equal to the sum of any unpaid amounts then due in respect of such Hedging Obligations, calculated using the market quotation method and after giving effect to any netting arrangements;

(ii)a cash collateral deposit in such amount as the applicable Priority Lien Secured Parties that hold letters of credit determine is reasonably necessary to secure the payment of any outstanding letters of credit constituting Priority Lien Obligations that may become due and payable after such sale (but not in any event in an amount greater than one hundred five percent (105%) of the amount then reasonably estimated to be the aggregate outstanding amount of such letters of credit at such time), which cash collateral shall be (A) held by such applicable Priority Lien Secured Party as security solely to reimburse the issuers of such letters of credit that become due and payable after such sale and any fees and expenses incurred in connection with such letters of credit and (B) returned to the Junior Lien Representative (except as may otherwise be required by applicable law or any order of any court or other Governmental Authority) promptly after the expiration or termination from time to time of all payment contingencies affecting such letters of credit; and

(iii)any agreements, documents or instruments which the Priority Lien Secured Parties may reasonably request pursuant to which the Junior Lien Representative and the Junior Lien Purchasers in such sale expressly assume and adopt all of the obligations of the Priority Lien Agent and the Priority Lien Secured Parties under the Priority Lien Documents and in connection with loans (and related obligations, including interest, fees and expenses) provided by any of the Priority Lien Secured Parties in connection with a DIP Financing on and after the date of the purchase and sale and the Junior Lien Representative (or any other representative appointed by the holders of a majority in aggregate principal amount of the Junior Lien Indenture Notes then outstanding) becomes a successor agent thereunder.

(c)Such purchase of the Priority Lien Obligations (including unfunded commitments) and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing shall be made on a pro rata basis among the Junior Lien Purchasers giving notice to the Priority Lien Agent of their interest to exercise the purchase option hereunder according to each such Junior Lien Purchaser’s portion of the Junior Lien Debt outstanding on the date of purchase or such portion as such Junior Lien Purchasers may otherwise agree among themselves.  Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the Priority Lien Agent as the Priority Lien Agent may designate in writing to the Junior Lien Representative for such purpose.  Interest shall be calculated to but excluding the Business Day on which such sale occurs if the amounts so paid by the Junior Lien Purchasers to the bank account designated by the Priority Lien Agent are received in such bank account prior to 12:00 noon, New York City time, and interest shall be calculated to and including such Business Day if the amounts so paid by the Junior Lien Purchasers to the bank account designated by the Priority Lien Agent are received in such bank account later than 12:00 noon, New York City time.

(d)Such sale shall be expressly made without representation or warranty of any kind by the Priority Lien Agent or the Priority Lien Secured Parties as to the Priority Lien Obligations, the Collateral or otherwise and without recourse to the Priority Lien Agent or any Priority Lien Secured Party, except that the Priority Lien Secured Parties shall represent and warrant severally as to the Priority Lien Obligations (including unfunded commitments) and any loans and letters of credit provided by any of the Priority Lien Secured Parties in connection with a DIP Financing then owing to it: (i) that such applicable Priority Lien Secured Party owns such Priority Lien Obligations (including unfunded commitments) and any loans and letters of credit provided by any of the Priority Lien Secured Parties in connection with a DIP Financing; and (ii) that such applicable Priority Lien Secured Party has the necessary corporate or other governing authority to assign such interests.

(e)After such sale becomes effective, the outstanding letters of credit will remain enforceable against the issuers thereof and will remain secured by the Priority Liens upon the Collateral in accordance with the applicable provisions of the Priority Lien Documents as in effect at the time of such sale, and the issuers of letters of credit will remain entitled to the benefit of the Priority Liens upon the Collateral and sharing rights in the proceeds thereof in accordance with the provisions of the Priority Lien Documents as in effect at the time of such sale, as fully as if the sale of the Priority Lien Debt had not been made, but only the Person or successor agent to whom the Priority Liens are transferred in such sale will have the right to foreclose upon or otherwise enforce the Priority Liens and only the Junior Lien Purchasers in the sale will have the right to direct such Person or successor as to matters relating to the foreclosure or other enforcement of the Priority Liens.

(f)Each Grantor irrevocably consents to any assignment effected to one or more Junior Lien Purchasers pursuant to this Section 3.06 (so long as they meet all eligibility standards contained in all relevant Priority Lien Documents, other than obtaining the consent of any Grantor to an assignment to the extent required by such Priority Lien Documents) for purposes of all Priority Lien Documents and hereby agrees that no further consent from such Grantor shall be required.

(g)Notwithstanding the foregoing, the Priority Lien Agent and the Priority Lien Secured Parties shall retain any and all rights with respect to indemnification, reimbursement and other similar contingent obligations under the Priority Lien Collateral Trust Agreement, the Priority Lien Documents, the Hedge Agreements or any agreement governing Cash Management Obligations that are expressly stated to survive the termination of such applicable document, contract or agreement.

ARTICLE IV
OTHER AGREEMENTS

Section 4.01Release of Liens; Automatic Release of Junior Liens.  (a) Prior to the Discharge of Priority Lien Obligations, the Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, agrees that, in the event the Priority Lien Agent or the requisite Priority Lien Secured Parties under the Priority Lien Documents release the Priority Lien on any Collateral, the Junior Lien on such Collateral shall terminate and be released automatically and without further action if (i) such release is permitted under the Junior Lien Documents, (ii) such release is effected in connection with the Priority Lien Agent’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, or (iii) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the requisite Priority Lien Secured Parties under the Priority Lien Documents shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (i), (ii) and (iii), the Junior Liens on such Collateral shall attach to (and shall remain subject and subordinate to all Priority Liens securing Priority Lien Obligations, subject to the Priority Lien Cap) any proceeds of a sale, transfer or other Disposition of Collateral not paid to the Priority Lien Secured Parties or that remain after the Discharge of Priority Lien Obligations.

(b)The Junior Lien Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall reasonably be requested by the Priority Lien Agent to evidence and confirm any release of Collateral provided for in this Section 4.01 and hereby appoints the Priority Lien Agent, and any officer or agent of the Priority Lien Agent, with full power of substitution, the attorney-in-fact of each Junior Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.01 and taking any action and executing any instrument that may be necessary or advisable to accomplish the purposes of this Section 4.01, which appointment is irrevocable and coupled with an interest.

Section 4.02Certain Agreements With Respect to Insolvency or Liquidation Proceedings.

(a) The parties hereto acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code and shall continue in full force and effect, notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against the Company or any other Grantor or any of their respective subsidiaries or any action taken in such Insolvency or Liquidation Proceeding, including any attempted rejection under Section 365 of the Bankruptcy Code.  All references in this Agreement to the Company or any of its subsidiaries or any other Grantor will include such Person or Persons as a debtor‑in‑possession and any receiver or trustee for such Person or Persons in an Insolvency or Liquidation Proceeding.  For the purposes of this Section 4.02, unless otherwise provided herein, clauses (b) through and including (o) shall be in full force and effect prior to the Discharge of Priority Lien Obligations.

(b)If the Company or any other Grantor or any of their respective subsidiaries shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)‑in‑possession, or if any receiver or trustee for such Person or Persons shall, move for approval of financing (“DIP Financing”) to be provided by one or more lenders under Section 364 of the Bankruptcy Code and/or the use of cash collateral under Section 363 of the Bankruptcy Code, the Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, agrees that neither it nor any other Junior Lien Secured Party will raise any objection to, contest or oppose, and each Junior Lien Secured Party will waive any claim such Person may now or hereafter have related to or in connection with, any such financing or to the Liens on the Collateral securing the same (“DIP Financing Liens”), or any use, sale or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (A) the Priority Lien Agent or the Priority Lien Secured Parties oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral, (B) the maximum principal amount of indebtedness permitted under such DIP Financing exceeds the sum of (I) the amount of Priority Lien Obligations refinanced with the proceeds thereof (not including the amount of any Excess Priority Lien Obligations) and (II) $15.0 million, or (C) the terms of such DIP Financing provide for the sale of a substantial part of the Collateral (other than a sale or disposition pursuant to Section 363 of the Bankruptcy Code and with respect to which the Junior Lien Secured Parties are deemed to have consented pursuant to Section 4.02(d)) or require the confirmation of a plan of reorganization containing specific terms or provisions (other than repayment in cash of such DIP Financing on the effective date thereof).  To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Priority Liens, the Junior Lien Representative will, for itself and on behalf of the other Junior Lien Secured Parties, subordinate the Junior Liens on the Collateral to the Priority Liens and to such DIP Financing Liens, so long as the Junior Lien Representative, on behalf of the Junior Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens as existed prior to the commencement of the case under the Bankruptcy Code.

(c)Prior to the Discharge of Priority Lien Obligations, without the written consent of the Priority Lien Agent which consent is in its sole discretion, the Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, agrees not to propose, support or enter into any DIP Financing.

(d)The Junior Lien Representative, for itself and on behalf of each Junior Lien Secured Party, agrees that it shall be deemed to have consented to, and shall not object to, oppose or contest (or join with or support any other party objecting to, opposing or contesting) a sale or other Disposition, a motion to sell or Dispose or the bidding procedure for such sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code (any such sale or motion, a “Section 363 Event” and any notice or ruling issued by a court of competent jurisdiction in respect of such Section 363 Event, a “Section 363 Notice”) if the requisite Priority Lien Secured Parties under the Priority Lien Documents shall have consented to such sale or Disposition, such motion to sell or Dispose or such bidding procedure for such sale or Disposition of such Collateral and all Priority Liens and Junior Liens will attach to the proceeds of the sale in the same respective priorities as set forth in this Agreement.  Notwithstanding the foregoing in this Section 4.02(d), if the Junior Lien Purchasers have exercised their purchase option (or have committed to exercise their purchase option) pursuant to Section 3.06(a), Section 363 Objections shall be permitted to be made by the Junior Lien Representative or any Junior Lien Secured Party, but only so long as the Junior Lien Purchasers shall not have defaulted on their obligations to consummate the purchase of the Priority Lien Debt and other obligations contemplated by Section 3.06.

(e)The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, waives any claim that it may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any DIP Financing Liens (that is granted in a manner that is consistent with this Agreement) or administrative expense priority under Section 364 of the Bankruptcy Code.

(f)The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, agrees that neither the Junior Lien Representative nor any other Junior Lien Secured Party will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Priority Lien Agent or any other Priority Lien Secured Party for adequate protection or (ii) any objection by the Priority Lien Agent or any other Priority Lien Secured Party to any motion, relief, action or proceeding based on the Priority Lien Agent or Priority Lien Secured Parties claiming a lack of adequate protection, except that the Junior Lien Secured Parties may:

(i)freely seek and obtain relief granting adequate protection in the form of a replacement Lien co‑extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Priority Liens as existed prior to the commencement of the

Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties; and

(ii)freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations;

(g)The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, waives any claim it or any such other Junior Lien Secured Party may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party (or their representatives) arising out of any election by the Priority Lien Agent or any Priority Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(h)The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Junior Lien Representative nor any other Junior Lien Secured Party shall support or vote to accept any plan of reorganization or disclosure statement of the Company or any other Grantor unless (i) such plan is accepted by the Class of Priority Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the payment in full in cash of all Priority Lien Obligations (including all post‑petition interest approved by the bankruptcy court, fees and expenses and cash collateralization of all letters of credit) on the effective date of such plan of reorganization, or (ii) such plan provides on account of the Priority Lien Secured Parties for the retention by the Priority Lien Agent, for the benefit of the Priority Lien Secured Parties, of the Liens on the Collateral securing the Priority Lien Obligations, and on all proceeds thereof whenever received, and such plan also provides that any Liens retained by, or granted to, the Junior Lien Representative are only on property securing the Priority Lien Obligations and shall have the same relative priority with respect to the Collateral or other property, respectively, as provided in this Agreement with respect to the Collateral.  Except as provided herein, the Junior Lien Secured Parties shall remain entitled to vote their claims in any such Insolvency or Liquidation Proceeding.

(i)The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, agrees that, subject to the provisions of Section 3.02, neither the Junior Lien Representative nor any other Junior Lien Secured Party, shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral without the prior written consent of the Priority Lien Agent, which consent is in its sole discretion.

(j)Without the express written consent of the Priority Lien Agent, which consent is in its sole discretion, neither the Junior Lien Representative nor any other Junior Lien Secured Party shall (or shall join with or support any other party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of or validity of any Liens held by any Priority Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or otherwise or (ii) oppose, object to or contest the payment to the Priority Lien Secured Parties of interest, fees or expenses, or to the cash collateralization of letters of credit under Section 506(b) of the Bankruptcy Code.

(k)Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Collateral is not enforceable for any reason, then the Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, agrees that, any distribution or recovery they may receive in respect of any

Collateral shall be segregated and held in trust and forthwith paid over, subject to the requirements of Section 6.01(a), to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Junior Lien Representative that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, hereby appoints the Priority Lien Agent, and any officer or agent of the Priority Lien Agent, with full power of substitution, the attorney-in-fact of each Junior Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.02(k) and taking any action and executing any instrument that may be necessary or advisable to accomplish the purposes of this Section 4.02(k), which appointment is irrevocable and coupled with an interest.

(l)Without the consent of the Priority Lien Agent which is in its sole discretion, the Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, agrees it will not file or join an involuntary bankruptcy petition or seek the appointment of an examiner or a trustee for the Company and other Grantor or any of their respective subsidiaries.

(m)Neither Priority Lien Agent nor any other Priority Lien Secured Party shall oppose or challenge any claim by the Junior Lien Representative or any other Junior Lien Secured Party for the allowance or payment in any Insolvency or Liquidation Proceeding of Junior Lien Obligations consisting of post-petition interest, fees or expenses pursuant to Section 506(b) of the Bankruptcy Code, to the extent of the value of the Junior Liens on the Collateral, provided that if the Priority Lien Agent or any other Priority Lien Secured Party shall have made any such claim, such claim (i) shall have been approved or (ii) will be approved contemporaneously with the approval of any such claim by the Junior Lien Representative or any Junior Lien Secured Party, as applicable.

(n)The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against any Priority Lien Secured Party or any of the Collateral.

(o)Each of the Priority Lien Agent, on behalf of the Priority Lien Secured Parties, and the Junior Lien Representative on behalf of the Junior Lien Secured Parties, acknowledges and agrees that (a) the grants of Liens pursuant to the Priority Lien Documents and the Junior Lien Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Collateral, the Priority Lien Obligations and the Junior Lien Obligations are fundamentally different from each other, are not substantially similar to the Priority Lien Obligations within the meaning of Bankruptcy Code Section 1122(a), and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Secured Parties in respect of the Collateral constitute only one secured claim or are properly classified in one class (rather than separate claims or classes of first lien and second lien secured claims), then the Junior Lien Representative, for itself and on behalf of the other Junior Lien Secured Parties, hereby acknowledges and agrees that all distributions shall be made in accordance with Section 6.01 of this Agreement as if there were separate classes of first lien and second lien secured claims against the Company and/or other Grantors in respect of the Collateral with the effect being that (1) to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Junior Lien Secured Parties), the Priority Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest (whether at the default rate as set forth in the applicable Priority Lien Documents or otherwise in accordance with the Priority Lien Documents) (excluding, for the avoidance of doubt, any Excess Priority Lien Obligations) before any distribution is made in respect of the claims held by the Junior Lien Secured

Parties, and (2) in accordance with Section 3.05(b), each Junior Lien Secured Party shall hold in trust for the benefit of the Priority Lien Secured Parties and forthwith turn over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties amounts otherwise received or receivable by such Junior Lien Secured Party to the extent necessary to effectuate the intent of this section and this Agreement, even if such turnover has the effect of reducing the claim or recovery of the Junior Lien Secured Parties.  Nothing contained herein shall constitute an agreement or an acknowledgment by any party hereto or any Person bound hereby that all of the Priority Lien Obligations are to be classified as a single class or that all of the Priority Lien Obligations are substantially similar to each other.

Section 4.03Reinstatement.  If any Priority Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount (a “Recovery”) for any reason whatsoever, then the Priority Lien Obligations shall be reinstated to the extent of such Recovery and the Priority Lien Secured Parties shall be entitled to a reinstatement of Priority Lien Obligations with respect to all such recovered amounts.  The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, agrees that if, at any time, a Junior Lien Secured Party receives notice of any Recovery, the Junior Lien Representative or any other Junior Lien Secured Party shall promptly pay over to the Priority Lien Agent any payment received by it and then in its possession or under its control in respect of any Collateral subject to any Priority Lien securing such Priority Lien Obligations and shall promptly turn any Collateral subject to any such Priority Lien then held by it over to the Priority Lien Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made.  If this Agreement shall have been terminated prior to any such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.  Any amounts received by the Junior Lien Representative or any other Junior Lien Secured Party and then in its possession or under its control on account of the Junior Lien Obligations, after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 4.03 and to the extent consistent with Section 6.01(a), be held in trust for and paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties for application to the reinstated Priority Lien Obligations until the discharge thereof.  This Section 4.03 shall survive termination of this Agreement.

Section 4.04Refinancings; Additional Priority Lien Debt and Additional Junior Lien Debt.

(a)The Priority Lien Obligations and the Junior Lien Obligations may be refinanced or replaced, in whole or in part, by, and the Company may otherwise incur, any Additional Priority Lien Debt or Additional Junior Lien Debt, as the case may be, and Additional Priority Lien Obligations or Additional Junior Lien Obligations may be incurred, in each case, subject to the requirements specified in this Agreement, but, without notice to, or the consent of any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, that:

(i)in the case of any Additional Priority Lien Debt, (A) the Priority Lien Agent shall receive on or prior to incurrence of such indebtedness, a joinder agreement to the Priority Lien Collateral Trust Agreement and (B) (x) the aggregate outstanding principal amount of the Priority Lien Obligations, after giving effect to the incurrence of such Additional Priority Lien Debt, shall not exceed the Priority Lien Cap and (y) such Additional Priority Lien Debt satisfies any applicable requirements of the Priority Lien Collateral Trust Agreement; and

(ii)the Priority Lien Agent and Junior Lien Representative shall have received (A) an Officers’ Certificate from the Company stating that (x) the incurrence thereof is permitted by this Agreement and each applicable Secured Debt Document to be incurred, (y) such Additional Priority Lien Debt or Additional Junior Lien Debt is designated by the Company as “Priority Lien Debt”

or “Junior Lien Debt”, as applicable, for the purposes of the Secured Debt Documents and this Agreement; provided that no Series of Secured Debt may be designated as more than one of Priority Lien Debt or Junior Lien Debt and (z) the requirements of Section 4.06 have been satisfied, and (B) in the case of any Additional Junior Lien Debt, a Priority Confirmation Joinder from the holders or lenders of any indebtedness that refinanced or replaced the Junior Lien Obligations (or an authorized agent, trustee or other representative on their behalf).

(b)the Company will be permitted to designate as an additional holder of Junior Lien Obligations hereunder each Person who is, or who becomes, the registered holder of Junior Lien Debt incurred by the Company after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents.  The Company may effect such designation by delivering to the Priority Lien Agent and the Junior Lien Representative, each of the following:

(i)an Officers’ Certificate stating that the Company intends to incur Additional Junior Lien Obligations which will be Junior Lien Debt, which will be permitted by each applicable Secured Debt Document to be incurred and secured by a Junior Lien equally and ratably with all previously existing and future Junior Lien Debt;

(ii)an authorized agent, trustee or other representative on behalf of the holders or lenders of any Additional Junior Lien Obligations must be designated as an additional holder of Secured Obligations hereunder and must, prior to such designation, sign and deliver on behalf of the holders or lenders of such Additional Junior Lien Obligations a Priority Confirmation Joinder, and, to the extent necessary or appropriate to facilitate such transaction, a new intercreditor agreement substantially similar to this Agreement, as in effect on the date hereof; and

(iii)evidence that the Company has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations deemed necessary by the Company and the holder of such Additional Junior Lien Obligations or its Secured Debt Representative, to ensure that the Additional Junior Lien Obligations are secured by the Collateral in accordance with the Junior Lien Security Documents (provided that such filings and recordings may be authorized, executed and recorded following any incurrence on a post-closing basis if permitted by the Junior Lien Representative for such Additional Junior Lien Obligations).

For the avoidance of doubt, the deliveries set forth in clauses (i) through (iii) of Section 4.04(b) shall not be required (and shall be deemed satisfied) in connection with an issuance of additional Junior Lien Indenture Notes.

Notwithstanding the foregoing, nothing in this Agreement will be construed to allow the Company or any other Grantor to incur additional indebtedness unless otherwise permitted by the terms of each applicable Secured Debt Document.

Each of the then-exiting Priority Lien Agent and the Junior Lien Representative shall be authorized to execute and deliver such documents and agreements (including amendments or supplements to this Agreement) as such holders, lenders, agent, trustee or other representative may reasonably request to give effect to any such Replacement or any incurrence of Additional Junior Lien Obligations, it being understood that the Priority Lien Agent and the Junior Lien Representative or (if permitted by the terms of the applicable Secured Debt Documents) the Grantors, without the consent of any other Secured Party or (in the case of the Grantors) one or more Secured Debt Representatives, may amend, supplement, modify or restate this Agreement to the extent necessary or appropriate to facilitate such amendments or supplements to effect such Replacement or incurrence all at the expense of the Grantors.  Upon the consummation of such Replacement or incurrence and the execution and delivery of the documents and agreements contemplated in the preceding sentence, the holders or lenders of such indebtedness and any authorized agent, trustee or other representative thereof shall be entitled to the benefits of this Agreement.

Section 4.05Amendments to Junior Lien Documents.  Prior to the Discharge of Priority Lien Obligations, without the prior written consent of the Priority Lien Agent, no Junior Lien Document may be amended, supplemented, restated or otherwise modified and/or refinanced or entered into to the extent such amendment, supplement, restatement or modification and/or refinancing, or the terms of any new Junior Lien Document, would (i) adversely affect the lien priority rights of the Priority Lien Secured Parties or the rights of the Priority Lien Secured Parties to receive payments owing pursuant to the Priority Lien Documents, (ii) except as otherwise provided for in this Agreement, add any Liens securing the Collateral granted under the Junior Lien Security Documents, (iii) confer any additional rights on the Junior Lien Representative or any other Junior Lien Secured Party in a manner adverse to the Priority Lien Secured Parties, or (iv) contravene the provisions of this Agreement or the Priority Lien Documents.

Section 4.06Legends.  Each of (a) the Priority Lien Agent acknowledges with respect to the Priority Lien Security Documents to which it is a party and executed after the date of this Agreement, and (b) the Junior Lien Representative acknowledges that each Junior Lien Facility and the Junior Lien Documents (other than control agreements to which both the Priority Lien Agent and the Junior Lien Representative are parties) and each associated Security Document (other than control agreements to which both the Priority Lien Agent and the Junior Lien Representative are parties) granting any security interest in the Collateral will contain the appropriate legend set forth on Annex I.

Section 4.07Junior Lien Secured Parties Rights as Unsecured Creditors; Judgment Lien Creditor.  Both before and during an Insolvency or Liquidation Proceeding, any of the Junior Lien Secured Parties may take any actions and exercise any and all rights that would be available to a holder of unsecured claims; provided, however, that the Junior Lien Secured Parties may not take any of the actions prohibited by Section 3.05(a) or Section 4.02 or any other provisions in this Agreement; provided, further, that in the event that any of the Junior Lien Secured Parties becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Junior Lien Obligations, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Priority Lien Obligations) as the Junior Liens are subject to this Agreement.

Section 4.08Postponement of Subrogation.  The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, hereby agrees that no payment or distribution to any Priority Lien Secured Party pursuant to the provisions of this Agreement shall entitle any Junior Lien Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Priority Lien Obligations shall have occurred.  Following the Discharge of Priority Lien Obligations, but subject to the reinstatement as provided in Section 4.03, each Priority Lien Secured Party will execute such documents, agreements, and instruments as any Junior Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Priority Lien Obligations resulting from payments or distributions to such Priority Lien Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Priority Lien Secured Party are paid by such Person upon request for payment thereof.

Section 4.09Acknowledgment by the Secured Debt Representatives.  Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties and the Junior Lien Representative, for itself and on behalf of the other Junior Lien Secured Parties, hereby acknowledges that this Agreement is a material inducement to enter into the transactions, that the Junior Lien

Representative has relied on this Agreement to enter into the Junior Lien Facility and all documentation related thereto, and that each will continue to rely on this Agreement in their related future dealings.

ARTICLE V
GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Section 5.01General.  Prior to the Discharge of Priority Lien Obligations, the Priority Lien Agent agrees that if it shall at any time hold a Priority Lien on any Collateral that can be perfected by the possession or control of such Collateral or of any Account in which such Collateral is held, and if such Collateral or any such Account is in fact in the possession or under the control of the Priority Lien Agent, the Priority Lien Agent will serve as gratuitous bailee for the Junior Lien Representative for the sole purpose of perfecting the Junior Lien of the Junior Lien Representative on such Collateral.  It is agreed that the obligations of the Priority Lien Agent and the rights of the Junior Lien Representative and the other Junior Lien Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II.  Notwithstanding anything to the contrary herein, the Priority Lien Agent will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Junior Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Junior Lien Representative, any other Junior Lien Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Junior Lien Secured Parties to obtain a perfected Junior Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such Account by the Priority Lien Agent.  The Priority Lien Agent acting pursuant to this Section 5.01 shall not have by reason of the Priority Lien Security Documents, the Junior Lien Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Priority Lien Secured Party, the Junior Lien Representative or any Junior Lien Secured Party.  Except as specifically provided herein, until the Discharge of Priority Lien Obligations, the Priority Lien Agent shall be entitled to deal with such Collateral and Accounts in accordance with the terms of this Agreement and the other Priority Lien Documents as if the Junior Liens did not exist.  The Priority Lien Agent shall not be required to take any such action requested by the Junior Lien Representative pursuant to this Section 5.01 that the Priority Lien Agent in good faith believes exposes it to any liability for expenses or other amounts, unless the Priority Lien Agent receives an indemnity with respect to such action reasonably satisfactory to it from the Junior Lien Representative and Junior Lien Secured Parties.  Subject to Section 4.03, from and after the Discharge of Priority Lien Obligations, the Priority Lien Agent shall take all such actions in its power as shall reasonably be requested by the Junior Lien Representative (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral or any such Account (in each case to the extent the Junior Lien Representative has a Lien on such Collateral or Account after giving effect to any prior or concurrent releases of Liens) to the Junior Lien Representative for the benefit of all Junior Lien Secured Parties.  From and after the Discharge of Junior Lien Obligations, and to the extent any Excess Priority Lien Obligations are outstanding, the Junior Lien Representative shall take all such actions in its power as shall reasonably be requested by the Priority Lien Agent (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral or any such Account (in each case to the extent the Priority Lien Agent has a Lien on such Collateral or Account after giving effect to any prior or concurrent releases of Liens) to the Priority Lien Agent for the benefit of all Priority Lien Secured Parties.

Section 5.02Deposit Accounts.  Prior to the Discharge of Priority Lien Obligations, to the extent that any Account is under the control of the Priority Lien Agent at any time (within the meaning of the term “control” as relates to Accounts under Articles 8 and 9 of the New York UCC), the Priority Lien Agent will act as gratuitous bailee for the Junior Lien Representative for the purpose of perfecting the Liens of the Junior Lien Secured Parties in such Accounts and the cash and other assets therein as provided in Section 3.01 (but will have no duty, responsibility or obligation to the Junior Lien Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection) except as set forth in the last sentence of this Section 5.02).  Unless the Junior Liens on such Collateral shall have been or concurrently are released, after the occurrence of Discharge of Priority Lien Obligations, the Priority Lien Agent shall, at the request of the Junior Lien Representative, cooperate with the Grantors and the Junior Lien Representative (at the expense of the Grantors) in permitting control of any other Accounts to be transferred to the Junior Lien Representative (or for other arrangements with respect to each such Accounts satisfactory to the Junior Lien Representative to be made).

ARTICLE VI
APPLICATION OF PROCEEDS; DETERMINATION OF AMOUNTS

Section 6.01Application of Proceeds.  Prior to the Discharge of Priority Lien Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Collateral or proceeds received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral will be applied:

(a)first, to the payment in full in cash of all Priority Lien Obligations that are not Excess Priority Lien Obligations, in accordance with the priorities set forth in Section 3.4(a) of the Priority Lien Collateral Trust Agreement,

(b)second, to the payment in full in cash of all Junior Lien Obligations, in accordance with the priorities set forth in Section 3.4(a) of the Junior Lien Collateral Trust Agreement,

(c)third, to the payment in full in cash of all Excess Priority Lien Obligations, in accordance with the priorities set forth in Section 3.4(a) of the Priority Lien Collateral Trust Agreement, and

(d)fourth, to the Company or as otherwise required by applicable law.

Section 6.02Determination of Amounts.  Whenever a Secured Debt Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Priority Lien Obligations (or the existence of any commitment to extend credit that would constitute Priority Lien Obligations), Junior Lien Obligations, or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Secured Debt Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Secured Debt Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Secured Debt Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company.  Each Secured Debt Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Company or any of their subsidiaries, any Secured Party or any other Person as a result of such determination.

ARTICLE VII
NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE;
CONSENT OF GRANTORS; ETC.

Section 7.01No Reliance; Information.  The Priority Lien Secured Parties and the Junior Lien Secured Parties acknowledge that (a) such Secured Parties have, independently and without reliance upon, (i) in the case of the Priority Lien Secured Parties, any Junior Lien Secured Party, and (ii) in the case of the Junior Lien Secured Parties, any Priority Lien Secured Party, and based on such documents and information as they have deemed appropriate, made their own decisions to enter into the Secured Debt Documents to which they are party, and (b) such Secured Parties will, independently and without reliance upon, (i) in the case of the Priority Lien Secured Parties, any Junior Lien Secured Party and (ii) in the case of the Junior Lien Secured Parties, any Priority Lien Secured Party, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own decisions in taking or not taking any action under this Agreement or any other Secured Debt Document to which they are party.  The Priority Lien Secured Parties and the Junior Lien Secured Parties shall have no duty to disclose to any Junior Lien Secured Party or to any Priority Lien Secured Party, as the case may be, any information relating to the Company or any of the other Grantors, or any other circumstance bearing upon the risk of non-payment of any of the Priority Lien Obligations or the Junior Lien Obligations, as the case may be, that is known or becomes known to any of them or any of their Affiliates.  In the event any Priority Lien Secured Party or any Junior Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Junior Lien Secured Party or any Priority Lien Secured Party, as the case may be, it shall be under no obligation (a) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (b) to provide any additional information or to provide any such information on any subsequent occasion or (c) to undertake any investigation.

Section 7.02No Warranties or Liability.

(a)The Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the Junior Lien Representative nor any other Junior Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Junior Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(b)The Junior Lien Representative, for itself and on behalf of the other Junior Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the Priority Lien Agent nor any other Priority Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(c)The Priority Lien Agent and the other Priority Lien Secured Parties shall have no express or implied duty to the Junior Lien Representative or any other Junior Lien Secured Party, and the Junior Lien Representative and the other Junior Lien Secured Parties shall have no express or implied duty to the Priority Lien Agent or any other Priority Lien Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any Priority Lien Document and any Junior Lien Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

(d)The Junior Lien Representative, for itself and on behalf of each other Junior Lien Secured Party, hereby waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or such Priority Lien Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Collateral, the maintenance and preservation of any

Collateral, and actions with respect to the collection of any claim for all or only part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for such Priority Lien Obligations.

Section 7.03Obligations Absolute.  The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the Priority Lien Agent, the other Priority Lien Secured Parties, the Junior Lien Representative and the other Junior Lien Secured Parties shall remain in full force and effect irrespective of:

(a)any lack of validity or enforceability of any Secured Debt Document;

(b)any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Junior Lien Obligation or the Priority Lien Obligations, it being specifically acknowledged that a portion of the Priority Lien Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c)any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Secured Debt Document;

(d)the securing of any Priority Lien Obligations or Junior Lien Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non‑perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any Priority Lien Obligations or Junior Lien Obligations;

(e)the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(f)any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Priority Lien Obligations, the Junior Lien Obligations, or this Agreement.

Section 7.04Grantors Consent.  Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Secured Debt Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

Section 8.01Representations and Warranties of Each Party.  Each party hereto represents and warrants to the other parties hereto as follows:

(a)Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b)This Agreement has been duly executed and delivered by such party.

Section 8.02Representations and Warranties of Each Representative.  Each of the Priority Lien Agent and the Junior Lien Representative represents and warrants to the other parties hereto that it is authorized under the Priority Lien Collateral Trust Agreement and the Junior Lien Facility, as the case may be, to enter into this Agreement.

ARTICLE IX
MISCELLANEOUS

Section 9.01Notices.  All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)if to the Priority Lien Agent, to it at:

U.S. Bank National Association

13737 Noel Road, Suite 800

Dallas, Texas 75240

Facsimile Number: (972) 581-1670

Attention: Global Corporate Trust Services

With a copy to (which shall not constitute notice):

McGuire, Craddock & Strother, P.C

500 North Akard, Suite 2200

Dallas, Texas 75201

Facsimile No.: (214) 954-6868

Attention: Jonathan Thalheimer

(b)if to the Junior Lien Representative, to it at:

U.S. Bank National Association

13737 Noel Road, Suite 800

Dallas, Texas 75240

Facsimile Number: (972) 581-1670

Attention: Global Corporate Trust Services

With a copy to (which shall not constitute notice):

McGuire, Craddock & Strother, P.C

500 North Akard, Suite 2200

Dallas, Texas 75201

Facsimile No.: (214) 954-6868

Attention: Jonathan Thalheimer

(c)if to any other Secured Debt Representative, to such address as specified in the Priority Confirmation Joinder.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to in writing among the Company, the Priority Lien Agent and the Junior Lien Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

Section 9.02Waivers; Amendment.  (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Secured Debt Representative; provided, however, that this Agreement may be amended from time to time as provided in Section 4.04.  Any amendment of this Agreement that is proposed to be effected without the consent of a Secured Debt Representative as permitted by the proviso to the preceding sentence shall be submitted to such Secured Debt Representative for its review at least 5 Business Days prior to the proposed effectiveness of such amendment.

Section 9.03Actions Upon Breach; Specific Performance.  (a) Prior to the Discharge of Priority Lien Obligations, if any Junior Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the Priority Lien Agent, may interpose as a defense or dilatory plea the making of this Agreement, and any Priority Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor.

(b)Prior to the Discharge of Priority Lien Obligations, should any Junior Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Priority Lien Agent or any other Priority Lien Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Priority Lien Agent, (A) may obtain relief against such Junior Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Junior Lien Representative on behalf of each Junior Lien Secured Party that (I) the Priority Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each Junior Lien Secured Party waives any defense that the Grantors and/or the Priority Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement.

Section 9.04Parties in Interest.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.  No other Person will be entitled to rely on, have the benefit of or enforce this Agreement.

Section 9.05Survival of Agreement.  All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 9.06Counterparts.  This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 9.07Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.08Governing Law; Jurisdiction; Consent to Service of Process.  (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5‑1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

(b)Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 9.08.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.09WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING

OUT OF OR RELATING TO THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.10Headings.  Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.11Provisions Solely to Define Relative Rights.  The provisions of this Agreement are and are intended solely for the purpose of defining the distinct and separate relative rights of the Priority Lien Secured Parties and the Junior Lien Secured Parties.  None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Sections 4.01, 4.02, 4.04, or 4.05) is intended to or will amend, waive or otherwise modify the provisions of the Priority Lien Documents, or the Junior Lien Documents, as applicable), and except as expressly provided in this Agreement neither the Company nor any other Grantor may rely on the terms hereof (other than Sections 4.01, 4.02, 4.04, or 4.05, Article VII and Article IX).  Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the Obligations under the Secured Debt Documents as and when the same shall become due and payable in accordance with their terms.  Notwithstanding anything to the contrary herein or in any Secured Debt Document, the Grantors shall not be required to act or refrain from acting pursuant to this Agreement, any Priority Lien Document or any Junior Lien Document with respect to any Collateral in any manner that would cause a default under any Priority Lien Document.

Section 9.12Certain Terms Concerning the Junior Lien Representative.  The Junior Lien Representative is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Junior Lien Documents; and in so doing, the Junior Lien Representative shall not be responsible for the terms or sufficiency of this Agreement for any purpose.  The Junior Lien Representative shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be expressly set forth in this Agreement as duties and obligations on its part to be performed or observed.  In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to the Agreement, the Junior Lien Representative shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the Junior Lien Documents.

Section 9.13Certain Terms Concerning the Priority Lien Agent and the Junior Lien Representative.  None of the Priority Lien Agent or the Junior Lien Representative shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement.  None of the Priority Lien Agent or the Junior Lien Representative shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or the Company or any other Grantor) any amounts in violation of the terms of this Agreement, so long as the Priority Lien Agent or the Junior Lien Representative, as the case may be, is acting in accordance with the standards applicable to it pursuant to the Priority Lien Collateral Trust Agreement or the Junior Lien Collateral Trust Agreement, as applicable.  Each party hereto hereby acknowledges and agrees that each of the Priority Lien Agent and the Junior Lien Representative is entering into this Agreement solely in its capacity under the Priority Lien Documents and the Junior Lien Documents, respectively, and not in its individual capacity.  The Priority Lien Agent shall not be deemed to owe any fiduciary duty to the Junior Lien Representative or any other Junior Lien

Representative or any other Junior Lien Secured Party; and the Junior Lien Representative shall not be deemed to owe any fiduciary duty to the Priority Lien Agent or any other Priority Lien Secured Party.

Section 9.14Authorization of Secured Agents.  By accepting the benefits of this Agreement and the other Priority Lien Security Documents, each Priority Lien Secured Party authorizes the Priority Lien Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.  By accepting the benefits of this Agreement and the other Junior Lien Security Documents, each Junior Lien Secured Party authorizes the Junior Lien Representative to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.

Section 9.15Further Assurances.  Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Party, the Junior Lien Representative, for itself and on behalf of the other Junior Lien Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Priority Lien Agent or the Junior Lien Representative may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

Section 9.16Relationship of Secured Parties.  Nothing set forth herein shall create or evidence a joint venture, partnership or an agency or fiduciary relationship among the Secured Parties.  None of the Secured Parties nor any of their respective directors, officers, agents or employees shall be responsible to any other Secured Party or to any other Person for any Grantor’s solvency, financial condition or ability to repay the Priority Lien Obligations or the Junior Lien Obligations, or for statements of any Grantor, oral or written, or for the validity, sufficiency or enforceability of the Priority Lien Documents or the Junior Lien Documents, or any security interests granted by any Grantor to any Secured Party in connection therewith.  Each Secured Party has entered into its respective financing agreements with the Grantors based upon its own independent investigation, and none of the Priority Lien Agent or the Junior Lien Representative makes any warranty or representation to the other Secured Debt Representatives or the Secured Parties.

Section 9.17Priority Lien Agent.

(a)The parties acknowledge that all of the rights, protections, immunities and powers (including, without limitation, the right to indemnification) applicable to U.S. Bank National Association as Collateral Trustee under the Priority Lien Collateral Trust Agreement are hereby incorporated by reference and shall be applicable to U.S. Bank National Association as Priority Lien Agent under this Agreement as if fully set forth herein.

(b)It is understood that any reference to the Priority Lien Agent taking any action, making any determinations, requests, directions, consents or elections, deeming any action or document reasonable, appropriate or satisfactory, exercising discretion, or exercising any rights or duties under this Agreement shall be pursuant to written direction from the Controlling Priority Lien Representative (as defined in the Priority Lien Collateral Trust Agreement).

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

as Priority Lien Agent

By:
Name:
Title:

Signature Page
Intercreditor Agreement

as Junior Lien Representative

By:
Name:
Title:

Signature Page
Intercreditor Agreement

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

CSI COMPRESSCO LP

By: CSI Compressco GP Inc., its general partner

By:

Name:
Title:

CSI COMPRESSCO FINANCE INC.

By:

Name:

Title:

Signature Page
Intercreditor Agreement

ANNEX I

Provision for each Junior Lien Facility and all Junior Lien Documents

Reference is made to the Intercreditor Agreement, dated as of June 12, 2020, between U.S. Bank National Association, as Priority Lien Agent (as defined therein), and U.S. Bank National Association, as Junior Lien Representative (as defined therein) (the “Intercreditor Agreement”).  Each holder of any Junior Lien Obligations (as defined in the Intercreditor Agreement), by its acceptance of such Junior Lien Obligations (i) consents to the subordination of Liens (as defined in the Intercreditor Agreement) provided for in the Intercreditor Agreement, (ii) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement and (iii) authorizes and instructs the Junior Lien Representative on behalf of each Junior Lien Secured Party (as defined in the Intercreditor Agreement) to enter into the Intercreditor Agreement as Junior Lien Representative on behalf of such Junior Lien Secured Parties.  The foregoing provisions are intended as an inducement to the lenders under the Priority Lien Documents to extend credit to the Company and such lenders are intended third party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.

Provision for all Priority Lien Security Documents and all Junior Lien Security Documents that Grant a Security Interest in Collateral

Reference is made to the Intercreditor Agreement dated as of June 12, 2020, between U.S. Bank National Association, as Priority Lien Agent (as defined therein), and U.S. Bank National Association, as Junior Lien Representative (as defined therein) (the “Intercreditor Agreement”).  Each Person (as defined in the Intercreditor Agreement) that is secured hereunder, by accepting the benefits of the security provided hereby, (i) [consents (or is deemed to consent), to the subordination of Liens (as defined in the Intercreditor Agreement) provided for in the Intercreditor Agreement,]4 [(i)][(ii)] agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, [(ii)][(iii)] authorizes (or is deemed to authorize) the [Priority Lien Agent] [Junior Lien Representative] on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and [(iii)][(iv)] acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement).  In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control with respect to matters relating to the priority of liens.

[4]	This bracketed language would not apply to the Priority Lien Security Documents.

Annex I - 1

EXHIBIT A
to Intercreditor Agreement

[FORM OF]
PRIORITY CONFIRMATION JOINDER

Reference is made to the Intercreditor Agreement, dated as of [  ], 20[  ] (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between U.S. Bank National Association, as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and

, as Junior Lien Representative for the Junior Lien Secured Parties (as defined therein).

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement.  This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04 [(a)][(b)] of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being Additional Junior Lien Obligations under the Intercreditor Agreement.

1.Joinder.  The undersigned, [_______________], a [_______________], (the “New Representative”) as [trustee] [collateral agent] [administrative agent] [collateral trustee] under that certain [describe applicable indenture, credit agreement or other document governing the Additional Junior Lien Obligations] hereby:

(a)represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the [Priority Lien Secured Parties under a Priority Substitute Credit Facility] [Indenture Junior Lien Secured Parties under the Junior Lien Substitute Facility] [Additional Junior Lien Secured Parties under the Additional Junior Lien Facility] as [a Priority Lien Agent under a Priority Substitute Credit Facility] [a Junior Lien Representative under a Junior Lien Substitute Facility] [Secured Debt Representative] [Junior Lien Representative] under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(b)agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

[Address];

2.Priority Confirmation.

[Option A:  to be used if additional debt constitutes Priority Lien Debt] The undersigned New Representative, on behalf of itself and each Priority Lien Secured Party for which the undersigned is acting as administrative agent hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Priority Lien Obligations under the Intercreditor Agreement, that the New Representative is bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens.  [or]

[Option B:  to be used if additional debt constitutes a Series of Junior Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Junior Lien Debt [that constitutes Junior Lien Substitute Facility] for which the undersigned is acting as [Junior Lien Representative][Junior Lien Representative] hereby agrees, for the benefit of all

Exhibit A - 1

Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Obligations under the Intercreditor Agreement, that:

(a)all Junior Lien Obligations will be and are secured equally and ratably by all Junior Liens at any time granted by the Company or any other Grantor to secure any Obligations in respect of such Series of Junior Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Junior Lien Debt, and that all such Junior Liens will be enforceable by the Junior Lien Representative with respect to such Series of Junior Lien Debt for the benefit of all Junior Lien Secured Parties equally and ratably;

(b)the New Representative and each holder of Obligations in respect of the Series of Junior Lien Debt for which the undersigned is acting as Junior Lien Representative are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens and Junior Liens and the order of application of proceeds from enforcement of Priority Liens and Junior Liens; and

(c)the New Representative and each holder of Obligations in respect of the Series of Junior Lien Debt for which the undersigned is acting as Junior Lien Representative appoints the Junior Lien Representative and consents to the terms of the Intercreditor Agreement and the performance by the Junior Lien Representative of, and directs the Junior Lien Representative to perform, its obligations under the Intercreditor Agreement, together with all such powers as are reasonably incidental thereto.

3.Full Force and Effect of Intercreditor Agreement.  Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

4.Governing Law and Miscellaneous Provisions.  The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5.Expenses.  The Company and the other Grantors agree to reimburse each Secured Debt Representative for its reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

Exhibit A - 2

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of [______________, 20____].

insert name of New Representative]

By:
Name:
Title:

The Priority Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Priority Lien Agent for the New Representative and the holders of the Obligations represented thereby]:

U.S. Bank National Association
as Priority Lien Agent

By:
Name:
Title:

The Junior Lien Representative hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Junior Lien Representative for the New Representative and the holders of the Obligations represented thereby]:

as Junior Lien Representative

By:
Name:
Title:

Exhibit A - 3

Acknowledged and Agreed to by:

CSI COMPRESSCO LP

By: CSI Compressco GP Inc., its general partner

By:
Name:
Title:

CSI COMPRESSCO FINANCE INC.

By:
Name:
Title:

Exhibit A - 4

EXHIBIT B
to Intercreditor Agreement

SECURITY DOCUMENTS

Part A:

1.	The Pledge and Security Agreement, dated as of March 22, 2018 among the Grantors, U.S. Bank National Association, as indenture trustee, and U.S. Bank National Association, as collateral trustee.
2.	The Trademark Security Agreement, dated as of March 22, 2018 among the Grantors, U.S. Bank National Association, as indenture trustee, and U.S. Bank National Association, as collateral trustee.
3.

The Collateral Trust Agreement, dated as of March 22, 2018 (as supplemented by the Additional Secured Debt Designation dated as of the date hereof), among the Grantors, U.S. Bank National Association, as indenture trustee, and U.S. Bank National Association, as collateral trustee.

Part B:

1.

The Second Lien Pledge and Security Agreement, dated as of the date hereof among the Grantors, U.S. Bank National Association, as indenture trustee, and U.S. Bank National Association, as collateral trustee.

2.

The Second Lien Trademark Security Agreement, dated as of the date hereof among the Grantors, U.S. Bank National Association, as indenture trustee, and U.S. Bank National Association, as collateral trustee.

3.

The Second Lien Collateral Trust Agreement, dated as of the date hereof (as supplemented by the Additional Secured Debt Designation dated as of the date hereof), among the Grantors, U.S. Bank National Association, as indenture trustee, and U.S. Bank National Association, as collateral trustee.

Exhibit B - 1